UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST

(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

(Name and Address of Agent for Service)	Copy to:

Ryan M. Louvar, Esq. State Street Bank and Trust Company One Lincoln Street/CPH0326 Boston, MA 02111	Leonard Mackey, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019
Registrant’s telephone number, including area code: (303) 623-2577
Date of fiscal year end: September 30
Date of reporting period: September 30, 2012

Item 1. Reports to Shareholders.

SELECT SECTOR SPDRs®

www.sectorspdrs.com

The Select Sector SPDR Trust

Health Care - XLV

Financial - XLF

Utilities - XLU

Energy - XLE

Technology - XLK

Consumer Discretionary - XLY

Consumer Staples - XLP

Materials - XLB

Industrial - XLI

Annual Report

September 30, 2012

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of nine separate investment portfolios (each a “Select Sector SPDR Fund“ or a “Fund“ and collectively the “Select Sector SPDR Funds“ or the “Funds“).

Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500® and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500®, much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on NYSE Arca.

Nine Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:

The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU

Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.

Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversification, sector investments may also offer opportunities for returns greater than an investment in the entire constituents of the S&P 500®.

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance
The Consumer Discretionary Select Sector SPDR Fund (XLY)	2
The Consumer Staples Select Sector SPDR Fund (XLP)	7
The Energy Select Sector SPDR Fund (XLE)	12
The Financial Select Sector SPDR Fund (XLF)	17
The Health Care Select Sector SPDR Fund (XLV)	22
The Industrial Select Sector SPDR Fund (XLI)	26
The Materials Select Sector SPDR Fund (XLB)	30
The Technology Select Sector SPDR Fund (XLK)	34
The Utilities Select Sector SPDR Fund (XLU)	39
Schedules of Investments
The Consumer Discretionary Select Sector SPDR Fund (XLY)	43
The Consumer Staples Select Sector SPDR Fund (XLP)	45
The Energy Select Sector SPDR Fund (XLE)	46
The Financial Select Sector SPDR Fund (XLF)	47
The Health Care Select Sector SPDR Fund (XLV)	49
The Industrial Select Sector SPDR Fund (XLI)	50
The Materials Select Sector SPDR Fund (XLB)	51
The Technology Select Sector SPDR Fund (XLK)	52
The Utilities Select Sector SPDR Fund (XLU)	54
Financial Statements	56
Financial Highlights	64
Notes to Financial Statements	73
Report of Independent Registered Public Accounting Firm	83
Other Information	84

President’s Letter to Shareholders

Dear Shareholders:

We are pleased to provide you with the Annual Report for the Select Sector SPDR Trust for the fiscal year ended September 30, 2012. You also will find Management’s Discussion and Analysis for each of the Select Sector SPDR Funds. We hope that you will find this information useful as you review your portfolio.

State Street launched the first Exchange Traded Fund (ETF) nearly two decades ago. The Select Sector SPDRs, representing the nine sectors that make up the S&P 500®, joined the SPDR family five years later in 1998, giving investors the ability to over- or under-weight various sectors based on their own investment strategies and market outlook.

Today, whether you seek targeted sector exposure to capitalize on an emerging opportunity or seek to reduce a current risk, the Select Sector SPDR ETFs offer precise, liquid market access. Furthermore, with ongoing market uncertainty keeping the focus on risk management, we believe that ETFs’ unique product characteristics-transparency, low costs and tax efficiency-can offer investors value.

My colleagues and I take great pride in State Street’s heritage as a pioneer of the ETF industry and thank you for investing in the Select Sector SPDR Trust. We remain committed to supporting you with exceptional products and services designed to help you to achieve your financial goals.

Sincerely,

James Ross
President

The Consumer Discretionary Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 36.25%, and the total return for the Index was 36.76%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, transaction costs, and compounding differences resulting from performance volatility.

Overall, the Fund and the Index had a very strong Reporting Period resulting in double digit positive returns. For the first three months of 2012, consumer discretionary stocks came in third place for highest return of all S&P sectors, with significant gains, as it benefited from an ample rebound in housing-related names. Despite being the weakest sector in June, the consumer discretionary sector remained an outperformer for both the second quarter and the full first half of the calendar year. Even against a backdrop of subdued earnings reports, global growth worries, and financial turmoil in Europe, stocks in the US delivered consistently impressive performance during the course of the third quarter. Despite a lackluster job market and choppy confidence readings, American consumers seem to retain deeply entrenched spending habits. The consumer discretionary sector outpaced the S&P 500 during the third quarter of 2012, with a significant calendar year-to-date return. Among the leaders in consumer discretionary have been housing-related, media and retailing names.

On an individual security level, the top positive contributors to the Fund’s performance were The Home Depot, Inc., Comcast Corp. and The Walt Disney Co. Home Depot continued to beat quarterly earnings expectations throughout the year. The company enjoyed robust top-line growth, an increase in comparable store sales year-to-date, a decent dividend yield and acquisitions to enhance customer relations. Comcast, the nation’s largest cable operator, enjoyed increased revenues thanks to success with its Xfinity venture and an increase in Internet subscribers. Disney also experienced a solid stock price performance as a result of impressive growth in earnings per share, net income and revenues, in addition to good cash flow from operations. The top negative contributors to the Fund’s performance were Best Buy Co., Inc., RadioShack Corp. and Apollo Group, Inc. Best Buy and RadioShack both suffered through the period as consumers shy away from large retailers to buy products from discount stores and via online retailers. Apollo Group, one of the world’s largest for-profit education companies, had a difficult year which required a major restructuring that

The Consumer Discretionary Select Sector SPDR Fund —
Management’s Discussion and Analysis (continued)

was still a work in progress at year end. A continued drop in enrollment and the threat of increased regulatory scrutiny put additional downward pressure on the stock return as well.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			CONSUMER			CONSUMER
	NET ASSET	MARKET	DISCRETIONARY	NET ASSET	MARKET	DISCRETIONARY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	36.25%	36.24%	36.76%	36.25%	36.24%	36.76%

THREE YEARS	78.20%	78.24%	79.75%	21.24%	21.25%	21.59%

FIVE YEARS	38.24%	38.49%	39.38%	6.69%	6.73%	6.87%

TEN YEARS	132.51%	132.65%	137.26%	8.80%	8.81%	9.02%

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Consumer Discretionary	Consumer Discretionary
	Select Sector	Select Sector
	SPDR Fund(a)	Index(b)
09/30/02	10000	10000
12/31/02	10204	10210
03/31/03	10056	10068
06/30/03	11965	11990
09/30/03	12225	12262
12/31/03	13977	14030
03/31/04	14137	14202
06/30/04	14090	14164
09/30/04	13916	13998
12/31/04	15780	15893
03/31/05	14876	14988
06/30/05	14706	14824
09/30/05	14585	14707
12/31/05	14750	14880
03/31/06	15191	15321
06/30/06	15110	15248
09/30/06	15854	16008
12/31/06	17470	17653
03/31/07	17329	17523
06/30/07	17951	18164
09/30/07	16817	17022
12/31/07	15135	15321
03/31/08	14243	14420
06/30/08	13137	13295
09/30/08	13052	13208
12/31/08	10075	10190
03/31/09	9259	9365
06/30/09	10941	11064
09/30/09	13046	13199
12/31/09	14222	14402
03/31/10	15698	15910
06/30/10	13990	14177
09/30/10	16097	16328
12/31/10	18118	18400
03/31/11	18962	19267
06/30/11	19605	19935
09/30/11	17064	17348
12/31/11	19195	19546
03/31/12	22238	22666
06/30/12	21652	22077
09/30/12	23251	23726

Past performance is not a guarantee of future results.

The Consumer Discretionary Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

		THE WALT			THE HOME DEPOT,
DESCRIPTION	COMCAST CORP. (CLASS A)	DISNEY CO.	MCDONALD’S CORP.	AMAZON.COM, INC.	INC.

MARKET VALUE	$224,645,222	220,192,068	217,153,808	215,897,080	213,572,700

% OF NET ASSETS	6.7	6.6	6.5	6.5	6.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Media	32.0
Specialty Retail	19.1
Hotels, Restaurants & Leisure	16.6
Internet & Catalog Retail	9.5
Multiline Retail	7.0
Textiles, Apparel & Luxury Goods	5.5
Automobiles	3.3
Household Durables	2.5
Auto Components	2.1
Leisure Equipment & Products	1.2
Distributors	0.7
Diversified Consumer Services	0.5

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Consumer Staples Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 24.28%, and the total return for the Index was 24.65%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund along with the performance drag resulting from the cash balance held during a significantly positive market environment.

The fiscal year started very strongly for the equity market in October 2011 as the Index realized its first double-digit monthly gain in nearly 20 years. However, it was a bit of a chaotic quarter overall. Prospects initially brightened as Europe was thought to be moving closer to a bank recapitalization plan and the United States came through with both a solid earnings season and a respectable September unemployment report. This caused a rotation from defensive stocks like consumer staples, which had performed quite strongly for much of 2011, into cyclical stocks. However, worries about mandated austerity and headwinds to growth resumed, along with a rally in the U.S. dollar, causing defensives like consumer staples to once again become the favored issues of the market. The low interest rate environment also drew investors to higher yielding stocks which also benefitted this sector.

The first quarter of 2012 arrived on the heels of a massive liquidity injection by the European Central Bank (ECB) and solid G7 manufacturing surveys. In addition, the U.S. payroll data had provided some upside surprises, with jobless claims hitting a four-year low. This made it difficult to remain in the defensive issues that had garnered double digit returns in 2011, and the sector suffered as a result in January relative to the S&P 500. As the quarter drew on, China tempered its GDP growth outlook which allowed consumer staples to recover.

When the growth outlook continued to stall in the second quarter of 2012, consumer staples continued to see further gains as investors turned once again to more defensive, higher-yielding stocks. Further softening in China and a lack of follow through in the momentum of U.S. employment numbers helped to solidify the case for the rotation towards this sector. As had been the case previously, the sector’s fortunes once again took a turn. Thanks to firmer data on U.S. retail sales and housing coupled with another enormous underpinning to the market brought about by the Outright Monetary Transactions of the ECB and QE3, and the extension of the low-rate pledge by the Federal Reserve into 2015, cyclicals again began to curry favor relative to more defensive sectors. When bond yields began to surge in early August, income or yield oriented investors again turned their focus to growth stocks.

The Consumer Staples Select Sector SPDR Fund —
Management’s Discussion and Analysis (continued)

On an individual security level, the top contributors to the Fund’s performance were Wal-Mart Stores, Inc., Altria Group, Inc., and The Procter & Gamble Co. The top detractors to the Fund’s performance were SuperValu, Inc., Avon Products, Inc. and Tyson Foods, Inc. (Class A).

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Consumer Staples Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	CONSUMER STAPLES	NET ASSET	MARKET	CONSUMER STAPLES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	24.28%	24.27%	24.65%	24.28%	24.27%	24.65%

THREE YEARS	52.94%	53.02%	54.00%	15.21%	15.23%	15.48%

FIVE YEARS	46.67%	46.67%	48.12%	7.96%	7.96%	8.17%

TEN YEARS	127.23%	127.46%	133.33%	8.55%	8.57%	8.84%

The Consumer Staples Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Consumer Staples	Consumer Staples
	Select Sector	Select Sector
	SPDR Fund(a)	Index(b)
09/30/02	10000	10000
12/31/02	10118	10125
03/31/03	9456	9467
06/30/03	10299	10320
09/30/03	10428	10459
12/31/03	11223	11265
03/31/04	11827	11881
06/30/04	11980	12044
09/30/04	11301	11364
12/31/04	12099	12179
03/31/05	12122	12211
06/30/05	12028	12122
09/30/05	12367	12474
12/31/05	12443	12558
03/31/06	12670	12796
06/30/06	13034	13174
09/30/06	13743	13901
12/31/06	14243	14458
03/31/07	14564	14796
06/30/07	14921	15165
09/30/07	15486	15753
12/31/07	16022	16304
03/31/08	15629	15915
06/30/08	14916	15194
09/30/08	15530	15827
12/31/08	13621	13867
03/31/09	12105	12328
06/30/09	13325	13583
09/30/09	14852	15151
12/31/09	15558	15881
03/31/10	16520	16874
06/30/10	15174	15499
09/30/10	16710	17081
12/31/10	17715	18120
03/31/11	18189	18618
06/30/11	19115	19577
09/30/11	18276	18720
12/31/11	20195	20708
03/31/12	21308	21859
06/30/12	21885	22464
09/30/12	22723	23333

Past performance is not a guarantee of future results.

The Consumer Staples Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	THE PROCTER &	PHILIP MORRIS		WAL-MART	KRAFT FOODS,
DESCRIPTION	GAMBLE CO.	INTERNATIONAL, INC.	THE COCA-COLA CO.	STORES, INC.	INC. (CLASS A)

MARKET VALUE	$819,995,769	650,751,336	630,058,795	532,366,927	297,007,581

% OF NET ASSETS	13.6	10.8	10.4	8.8	4.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Food & Staples Retailing	23.2
Household Products	20.5
Beverages	20.0
Tobacco	17.5
Food Products	17.0
Personal Products	1.8

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Energy Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 27.68%, and the total return for the Index was 27.93%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund and cash drag resulting from the cash balance held during a positive market environment.

The Reporting Period started very strongly for the equity market in October 2011 as the Index realized its first double-digit monthly gain in nearly 20 years. However, it was a bit of a chaotic quarter overall. Prospects initially brightened as Europe was thought to be moving closer to a bank recapitalization plan and the United States came through with both a solid earnings season and a respectable September unemployment report. No stocks benefited more from this newly found hope for stronger economic times ahead than energy and commodity stocks as investors shifted money in their direction. Strong fuel prices, thanks in part to production worries and Middle East tensions, were particularly beneficial to oil refiners. However, a Greek proposal on a referendum for accepting bailout funds and a reduced outlook for U.S. growth presented a temporary obstacle to cyclicals like energy in the latter part of the fiscal quarter.

The first quarter of 2012 arrived on the heels of a massive liquidity injection by the European Central Bank (ECB) and solid G7 manufacturing surveys. In addition, the U.S. payroll data had provided some upside surprises with jobless claims hitting a four-year low. This made it difficult to remain in the defensive issues that had garnered double digit returns in 2011. Subsequently, it made it far easier for investors to shift even further into cyclical issues like energy stocks which had suffered losses during the prior year and now seemed to be of good value in light of the positive macro environment. Steadily advancing gas and oil prices also contributed to the ascent of energy stocks through the end of February. In March, China tempered its GDP growth outlook, which caused energy stocks to give back much of their February gains.

As the growth outlook continued to stall in the second quarter of 2012, crude oil prices tumbled, sending energy stocks into a bit of a tailspin. The energy sector was the worst performing sector of the first half of the year and was the only sector to have a negative return over that time period. Then, as had been the case previously, the sector’s fortunes once again took a turn. Thanks to firmer data on U.S. retail sales and housing coupled with another enormous underpinning to the market brought about by the Outright Monetary Transactions of the ECB and QE3 and the extension of the low-rate pledge by the Federal Reserve into 2015, oil prices surged during the summer months. This led energy stocks to win the sector performance race for the three month period ending September 30, 2012.

The Energy Select Sector SPDR Fund —
Management’s Discussion and Analysis (continued)

On an individual security level, the top positive contributors to the Fund’s performance were Chevron Corp., ExxonMobil Corp. and ConocoPhillips. The top negative detractors to the Fund’s performance were Chesapeake Energy Corp., CONSOL Energy, Inc. and Transocean, Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Energy Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	ENERGY	NET ASSET	MARKET	ENERGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	27.68%	27.56%	27.93%	27.68%	27.56%	27.93%

THREE YEARS	43.28%	43.38%	44.08%	12.74%	12.76%	12.95%

FIVE YEARS	6.38%	6.45%	7.31%	1.24%	1.26%	1.42%

TEN YEARS	306.11%	306.65%	316.16%	15.04%	15.06%	15.33%

The Energy Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Consumer Discretionary	Consumer Discretionary
	Select Sector	Select Sector
	SPDR Fund(a)	Index(b)
09/30/02	10000	10000
12/31/02	10604	10613
03/31/03	10676	10696
06/30/03	11548	11580
09/30/03	11586	11626
12/31/03	13399	13460
03/31/04	14290	14364
06/30/04	15403	15503
09/30/04	17180	17314
12/31/04	17876	18029
03/31/05	21178	21382
06/30/05	22055	22248
09/30/05	26671	26945
12/31/05	25067	25332
03/31/06	27184	27507
06/30/06	28421	28771
09/30/06	26909	27250
12/31/06	29654	30047
03/31/07	30506	30933
06/30/07	35100	35620
09/30/07	38176	38779
12/31/07	40430	41088
03/31/08	37900	38545
06/30/08	45367	46182
09/30/08	32883	33471
12/31/08	24746	25186
03/31/09	22149	22542
06/30/09	25115	25576
09/30/09	28344	28884
12/31/09	30086	30690
03/31/10	30490	31123
06/30/10	26474	27013
09/30/10	29987	30621
12/31/10	36622	37434
03/31/11	42990	43970
06/30/11	40767	41715
09/30/11	31807	32531
12/31/11	37713	38598
03/31/12	39304	40246
06/30/12	36554	37438
09/30/12	40611	41616

Past performance is not a guarantee of future results.

The Energy Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

				OCCIDENTAL
DESCRIPTION	EXXON MOBIL CORP.	CHEVRON CORP.	SCHLUMBERGER, LTD.	PETROLEUM CORP.	CONOCOPHILLIPS

MARKET VALUE	$1,452,273,737	1,191,037,005	510,759,308	310,281,499	261,462,011

% OF NET ASSETS	19.2	15.7	6.7	4.1	3.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Oil, Gas & Consumable Fuels	79.7
Energy Equipment & Services	20.3

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Financial Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 34.44%, and the total return for the Index was 34.80%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed to the expenses of managing the Fund, cash drag resulting from the cash balance held during a positive market environment, slight variations between the Fund’s holdings and Index constituents and transaction costs.

Financials started the Reporting Period with the distinction of being one of the worst performing sectors, hounded regularly by regulatory concerns, tough business conditions, and mortgage-related distress. Even though there was a rebound in December, the returns for the first quarter of the Reporting Period lagged that of the Index. When the results of stress tests on major financial institutions arrived in mid-March 2012, demonstrating that a solid majority of the largest banks could withstand even severe market dislocations, U.S. equities seemed to acquire additional cachet as a haven from funding strains in Europe and slowdown concerns in Asia. Favorable credit conditions and well-received bank stress tests led the financial sector to significant gains in the second quarter of the Reporting Period. With improving liquidity conditions a central theme at the end of the Reporting Period, financial stocks enjoyed steady support along the way. Financial sectors outpaced the Index during this time. Banks were a key driver among financials, as a budding upturn in home prices and favorable interest rates have lifted sentiment towards lenders.

On an individual security level, the top positive contributors to the Fund’s performance were Wells Fargo & Co., JPMorgan Chase & Co. and Berkshire Hathaway, Inc. (Class B). Wells Fargo has promising metrics, a satisfactory dividend and a history of better risk management than most of the major banks. Additionally, they have been less risk-laden due to their tactical risk management and a lack of exposure to Europe’s crisis. Despite the large trading loss in recent headlines, J.P. Morgan still managed to be a top performer thanks to solid fundamentals such as profit margin, cash and long term debt. Berkshire Hathaway has experienced strong performance across all business segments, a solid balance sheet, adequate liquidity and a continuing trend of growing book value. The top negative contributors to the Fund’s performance were E*TRADE Financial Corp., Unum Group and Legg Mason, Inc. At the end of the fiscal year, E*TRADE reported significantly worse-than-expected earnings results, causing the stock to plunge lower. Unum Group exhibited a poor return on equity and profit margins and an overall disappointing performance in the stock itself. Legg Mason has experienced ongoing managerial changes and there are concerns regarding asset outflows resulting in a disappointing fiscal year for the company.

The Financial Select Sector SPDR Fund —
Management’s Discussion and Analysis (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Financial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	FINANCIAL	NET ASSET	MARKET	FINANCIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	34.44%	34.44%	34.80%	34.44%	34.44%	34.80%

THREE YEARS	8.86%	9.09%	9.44%	2.87%	2.94%	3.05%

FIVE YEARS	−49.21%	−49.13%	−49.15%	−12.67%	−12.64%	−12.65%

TEN YEARS	−5.78%	−5.83%	−4.26%	−0.59%	−0.60%	−0.43%

The Financial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Financial Select
	Sector SPDR	Financial Select
	Fund(a)	Sector Index(b)
09/30/02	10000	10000
12/31/02	10735	10744
03/31/03	10182	10195
06/30/03	12047	12079
09/30/03	12546	12589
12/31/03	14010	14079
03/31/04	14678	14764
06/30/04	14324	14413
09/30/04	14372	14464
12/31/04	15494	15611
03/31/05	14502	14618
06/30/05	15119	15250
09/30/05	15219	15360
12/31/05	16457	16626
03/31/06	16980	17166
06/30/06	16948	17144
09/30/06	18284	18514
12/31/06	19556	19823
03/31/07	18988	19259
06/30/07	19380	19667
09/30/07	18541	18829
12/31/07	15885	16130
03/31/08	13670	13878
06/30/08	11177	11335
09/30/08	11265	11431
12/31/08	7115	7214
03/31/09	5076	5137
06/30/09	6895	6970
09/30/09	8652	8748
12/31/09	8361	8459
03/31/10	9288	9403
06/30/10	8051	8149
09/30/10	8397	8502
12/31/10	9362	9489
03/31/11	9642	9778
06/30/11	9068	9199
09/30/11	7005	7102
12/31/11	7756	7872
03/31/12	9458	9608
06/30/12	8810	8952
09/30/12	9422	9574

Past performance is not a guarantee of future results.

The Financial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	WELLS FARGO &	BERKSHIRE HATHAWAY,	JPMORGAN		BANK OF AMERICA
DESCRIPTION	CO.	INC. (CLASS B)	CHASE & CO.	CITIGROUP, INC.	CORP.

MARKET VALUE	$713,132,137	680,003,125	646,487,095	403,391,334	400,067,856

% OF NET ASSETS	9.0	8.6	8.2	5.1	5.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Insurance	25.9
Diversified Financial Services	21.0
Commercial Banks	19.6
Real Estate Investment Trusts (REITs)	14.3
Capital Markets	12.3
Consumer Finance	6.2
Thrifts & Mortgage Finance	0.4
Real Estate Management & Development	0.3

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Health Care Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 29.04%, and the total return for the Index was 29.41%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund and slight variations between the Fund’s holdings and Index constituents.

There have been a number of factors that have impacted the Fund’s return over the Reporting Period. One of the more significant of these revolved around the continuing challenges to the Affordable Care Act. Notable events in regard to this ran the gamut from the Supreme Court upholding the constitutionality of the Affordable Care Act to Governor Romney’s presidential campaign as he has clearly stated his desire to repeal the Act. Another factor was the continued earnings strength for many of this Fund’s constituents. A third factor involved the pharmaceutical companies within this Fund. Their contributions to this Fund varied as patent expirations hurt some firms while new launches helped other firms.

On an individual security level, the top positive contributors to the Fund’s performance were Gilead Sciences, Inc., Express Scripts Holding Co. and DaVita, Inc. Gilead Science’s excellent performance was a result of strong revenue growth and expanding profit levels. Express Scripts’s return was caused in part by improving revenue growth due to both a movement to electronic health record systems and synergy expectations from their merger with Medco. Finally, DaVita’s strong showing was mainly due to both their continued growth in new business opportunities and their Healthcare Partners acquisition. The top negative contributors to the Fund’s performance were Hospira, Inc., WellPoint, Inc. and Cardinal Health, Inc. For Hospira, earnings decline and facility issues hurt the company’s return. In WellPoint’s case, lagging revenue growth due in part to lower enrollment and higher medical costs negatively impacted the company. Finally, Cardinal Health’s return was due broadly to an increased competitive landscape and in particular by their loss of a significant distribution contract with Express Scripts.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Health Care Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	HEALTH CARE	NET ASSET	MARKET	HEALTH CARE
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	29.04%	29.00%	29.41%	29.04%	29.00%	29.41%

THREE YEARS	48.28%	48.39%	49.12%	14.03%	14.06%	14.25%

FIVE YEARS	25.02%	25.19%	26.10%	4.57%	4.60%	4.75%

TEN YEARS	86.53%	86.71%	90.63%	6.43%	6.44%	6.66%

The Health Care Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Health Care	Health Care
	Select Sector	Select Sector
	SPDR Fund(a)	Index(b)
09/30/02	10000	10000
12/31/02	10498	10507
03/31/03	10600	10616
06/30/03	11644	11672
09/30/03	11117	11153
12/31/03	12048	12097
03/31/04	11988	12046
06/30/04	12300	12369
09/30/04	11626	11696
12/31/04	12222	12306
03/31/05	12142	12232
06/30/05	12636	12740
09/30/05	12825	12939
12/31/05	13009	13135
03/31/06	13158	13293
06/30/06	12485	12619
09/30/06	13745	13903
12/31/06	13932	14101
03/31/07	14058	14235
06/30/07	14765	14959
09/30/07	14912	15117
12/31/07	14898	15110
03/31/08	13160	13350
06/30/08	12993	13188
09/30/08	13041	13241
12/31/08	11449	11626
03/31/09	10541	10702
06/30/09	11483	11667
09/30/09	12574	12783
12/31/09	13716	13946
03/31/10	14188	14434
06/30/10	12515	12731
09/30/10	13606	13852
12/31/10	14117	14379
03/31/11	14911	15194
06/30/11	16075	16391
09/30/11	14449	14731
12/31/11	15871	16195
03/31/12	17301	17667
06/30/12	17581	17963
09/30/12	18653	19063

Past performance is not a guarantee of future results.

The Health Care Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

				ABBOTT
DESCRIPTION	JOHNSON & JOHNSON	PFIZER, INC.	MERCK & CO., INC.	LABORATORIES	AMGEN, INC.

MARKET VALUE	$623,104,824	608,770,902	450,495,376	299,118,573	213,157,419

% OF NET ASSETS	12.3	12.0	8.9	5.9	4.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Pharmaceuticals	50.9
Health Care Providers & Services	16.5
Health Care Equipment & Supplies	15.0
Biotechnology	13.4
Life Sciences Tools & Services	3.5
Health Care Technology	0.7

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Industrial Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 27.84%, and the total return for the Index was 28.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund and a slight cash drag resulting from the cash balance held during a positive market environment.

The strong performance of the industrial sector over the Reporting Period generally resembled the performance of the overall Index. Despite the risk of budget cuts and reduced spending, aerospace and defense companies have performed very well over the past year. With geopolitical risks still lurking and technology advancing rapidly, governments have to invest in new projects to keep their militaries current. Industrial conglomerates also enjoyed a strong Reporting Period, as low interest rates have provided some new investment and earnings growth, and restructurings have provided cost savings and margin improvements.

On an individual security level, the top positive contributors to the Fund’s performance were General Electric Co., 3M Co. and Union Pacific Corp. General Electric’s infrastructure, energy and financial divisions have benefited from improving economic conditions, while 3M Company saw strong results from its health care segment. Both companies have reported improving operating margins. The railroad company Union Pacific saw decreased coal volume, but still had a strong Reporting Period due to the expiration of unfavorable long-term contracts and improved operating equipment. The top negative contributors to the Fund’s performance were CH Robinson Worldwide Inc., Expeditors International, and Pitney Bowes, Inc. Transportation companies C.H. Robinson Worldwide, Inc. and Expeditors International of Washington, Inc. struggled over the last twelve months as airfreight shipments suffered from lower global demand. Pitney Bowes has had difficulty adapting to electronic and digital communications as traditional mail volumes continue to decrease.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Industrial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	INDUSTRIAL	NET ASSET	MARKET	INDUSTRIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	27.84%	27.85%	28.14%	27.84%	27.85%	28.14%

THREE YEARS	47.38%	47.57%	48.33%	13.80%	13.85%	14.05%

FIVE YEARS	−0.01%	0.18%	0.72%	0.00%	0.04%	0.14%

TEN YEARS	126.84%	126.81%	131.93%	8.54%	8.53%	8.78%

The Industrial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Industrial Select
	Sector SPDR	Industrial Select
	Fund(a)	Sector Index(b)
09/30/02	10000	10000
12/31/02	10596	10604
03/31/03	9975	9988
06/30/03	11585	11619
09/30/03	12111	12154
12/31/03	14040	14106
03/31/04	13897	13974
06/30/04	15065	15160
09/30/04	14970	15075
12/31/04	16486	16617
03/31/05	16190	16324
06/30/05	15690	15828
09/30/05	16147	16301
12/31/05	16945	17118
03/31/06	18283	18484
06/30/06	18347	18560
09/30/06	18168	18389
12/31/06	19248	19497
03/31/07	19582	19847
06/30/07	21532	21840
09/30/07	22687	23026
12/31/07	21790	22124
03/31/08	20769	21098
06/30/08	19135	19429
09/30/08	17344	17606
12/31/08	13318	13520
03/31/09	10668	10815
06/30/09	12722	12913
09/30/09	15392	15636
12/31/09	16331	16601
03/31/10	18400	18720
06/30/10	16248	16526
09/30/10	18615	18951
12/31/10	20847	21246
03/31/11	22625	23075
06/30/11	22482	22944
09/30/11	17743	18100
12/31/11	20632	21067
03/31/12	22963	23462
06/30/12	21977	22462
09/30/12	22684	23193

Past performance is not a guarantee of future results.

The Industrial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	GENERAL ELECTRIC	UNITED TECHNOLOGIES	UNION PACIFIC		CATERPILLAR,
DESCRIPTION	CO.	CORP.	CORP.	3M CO.	INC.

MARKET VALUE	$435,122,169	167,207,241	149,955,965	147,718,490	146,909,256

% OF NET ASSETS	13.6	5.2	4.7	4.6	4.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Aerospace & Defense	23.4
Machinery	21.5
Industrial Conglomerates	23.0
Road & Rail	8.8
Air Freight & Logistics	7.4
Commercial Services & Supplies	4.0
Electrical Equipment	5.6
Trading Companies & Distributors	2.1
Construction & Engineering	1.9
Professional Services	1.3
Airlines	0.5
Building Products	0.5

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Materials Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 28.06%, and the total return for the Index was 28.35%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund, securities lending, cash drag, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Over the last year, the materials sector’s return was below that of the broad S&P 500®. Due to its sensitivity to changes in supply and demand of raw materials, the materials sector was helped by the increase in consumer demand. The construction materials industry was the strongest performing industry in the materials sector. In addition, the chemicals industry contributed the most to performance partially due to its large weight in the sector.

On an individual security level, the top positive contributors to the Fund’s performance were Monsanto Co., Freeport-McMoRan Copper & Gold, Inc., and E.I. du Pont de Nemours & Co. Monsanto Co. continued to beat earnings estimates, helping to driving the stock price higher. It also saw an increase in its demand for its agricultural products. Freeport-McMoRan Copper & Gold Inc. reached its 52 week high in early February despite losing much of its gains during the next five months before rallying into late September. This early performance was the result of an increase in its dividend and a positive outlook for 2012. However, the fall of copper prices in May and the rally in September influenced Monsanto’s price during this time. For E.I. du Pont de Nemours & Co., fear of recession caused it to begin the Reporting Period near its 52 week low. As the recession fears receded and monetary policy was introduced, the stock price rebounded. The top negative contributors to the Fund’s performance were Newmont Mining Corp., Cliffs Natural Resources, Inc., and Alcoa, Inc. Newmont Mining Corp.’s stock price suffered as a result of the company’s asset write-down of its Hope Bay mine in Canada which resulted in a $1.61 billion quarterly loss in the first quarter of 2012. Cliffs Natural Resources, Inc. declined due to the fall in iron ore prices. Alcoa Inc. faced headwinds as it was faced with an oversupply of aluminum.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Materials Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MATERIALS	NET ASSET	MARKET	MATERIALS
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	28.06%	28.07%	28.35%	28.06%	28.07%	28.35%

THREE YEARS	28.24%	28.33%	29.10%	8.65%	8.67%	8.89%

FIVE YEARS	−0.83%	−0.78%	−0.15%	−0.17%	−0.16%	−0.03%

TEN YEARS	162.26%	162.69%	168.30%	10.12%	10.14%	10.37%

The Materials Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Materials Select
	Sector SPDR	Materials Select
	Fund(a)	Sector Index(b)
09/30/02	10000	10000
12/31/02	11284	11289
03/31/03	10459	10477
06/30/03	11887	11918
09/30/03	12609	12660
12/31/03	15521	15598
03/31/04	15249	15333
06/30/04	15661	15760
09/30/04	16184	16301
12/31/04	17575	17721
03/31/05	17893	18055
06/30/05	16191	16347
09/30/05	16472	16656
12/31/05	18294	18526
03/31/06	19658	19925
06/30/06	19584	19854
09/30/06	19459	19739
12/31/06	21644	21975
03/31/07	23610	23946
06/30/07	25264	25640
09/30/07	26457	26869
12/31/07	26401	26828
03/31/08	25597	26026
06/30/08	26583	27032
09/30/08	21278	21601
12/31/08	14788	14992
03/31/09	14512	14714
06/30/09	16960	17215
09/30/09	20458	20782
12/31/09	21955	22321
03/31/10	22577	22968
06/30/10	18947	19268
09/30/10	22379	22780
12/31/10	26434	26940
03/31/11	27618	28163
06/30/11	27310	27890
09/30/11	20488	20904
12/31/11	23534	24035
03/31/12	26078	26652
06/30/12	25011	25561
09/30/12	26226	26830

Past performance is not a guarantee of future results.

The Materials Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	MONSANTO	E.I. DU PONT DE	FREEPORT-MCMORAN		PRAXAIR,
DESCRIPTION	CO.	NEMOURS & CO.	COPPER & GOLD, INC.	THE DOW CHEMICAL CO.	INC.

MARKET VALUE	$253,179,503	244,101,217	196,092,817	181,094,062	161,658,887

% OF NET ASSETS	10.7	10.3	8.3	7.7	6.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Chemicals	39.00
Metals & Mining	21.10
Paper & Forest Products	4.80
Containers & Packaging	3.70
Construction Materials	1.40

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Technology Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 32.76%, and the total return for the Index was 33.11%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund and slight variations between the Fund’s holdings and the Index constituents.

Technology shares generally performed well for the Reporting Period as consumers continued to drive the accelerating mobile revolution via smartphones, tablets, cloud computing, social media and other innovative technologies. The Fund performed strongly over the fourth quarter of 2011 and the first quarter of 2012. In the last quarter of 2011, stronger than expected earnings reports as well as positive macroeconomic data helped fuel positive returns. Additionally, Black Friday sales in November 2011 came in better than expected. Strong returns continued in the first quarter of 2012 driven again by good macroeconomic data and positive news surrounding the European sovereign debt crisis. The positive performance could not be sustained in the second quarter of 2012, as macroeconomic data looked mixed — better than expected retail sales and growth estimates were offset by worse than expected jobless claims, consumer confidence and home sales data. Also, the Federal Reserve signaled that it would hold off on increasing accommodation unless the economy loses momentum. The third quarter of 2012 was a positive quarter for returns despite continued mixed signals regarding the strength of the economy.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Inc., AT&T, Inc. and Google, Inc. (Class A). Apple’s positive performance was helped by continuing strong demand for its suite of products, particularly the third generation iPad tablet computer, the iPhone 4S and the newly released iPhone 5. The company’s products helped it realize strong growth and high profit margins in the first year following the death of its co-founder Steve Jobs. AT&T’s positive fortunes were due in part to it being the favored domestic iPhone wireless carrier. Google’s performance can be attributed to several factors. It realized a significant year-over-year increase in online advertising revenue, recording $12 billion in the second quarter of 2012 versus $9 billion for the same quarter in 2011. The company also made strategic moves to diversify its revenue structure most notably via its acquisition of Motorola Mobility, signaling an effort to increase its hardware presence. The top negative contributors to the Fund’s performance were Hewlett-Packard Co., Dell, Inc. and First Solar, Inc. Hewlett-Packard was hurt by its inability to keep abreast of major trends in the market as well as high CEO turnover. The overall market trend to move away from PCs to smartphones and

The Technology Select Sector SPDR Fund —
Management’s Discussion and Analysis (continued)

tablets has left the company in a poor position given that HP’s PC division makes up almost one third of its total sales. Similarly, Dell is another traditional PC maker that has suffered due to the shift in consumer demand away from PCs to more mobile products. Although the company has made efforts to enter other business segments (most notably in the higher margin enterprise space) through a combination of organic growth and acquisitions, weakness in the PC division continues to dominate the bottom line. First Solar has been hurt by the global economic downturn, reduced subsidies in key markets like Germany and Italy, lower prices and an oversupply of photovoltaic panels.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Technology Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	TECHNOLOGY	NET ASSET	MARKET	TECHNOLOGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	32.76%	32.75%	33.11%	32.76%	32.75%	33.11%

THREE YEARS	54.55%	54.68%	55.63%	15.62%	15.65%	15.89%

FIVE YEARS	22.92%	22.96%	24.10%	4.21%	4.22%	4.41%

TEN YEARS	194.00%	194.77%	200.47%	11.39%	11.42%	11.63%

The Technology Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Technology Select
	Sector SPDR	Technology Select
	Fund(a)	Sector Index(b)
09/30/02	10000	10000
12/31/02	12560	12576
03/31/03	12151	12172
06/30/03	14434	14474
09/30/03	15467	15523
12/31/03	17465	17541
03/31/04	17248	17334
06/30/04	17614	17713
09/30/04	16299	16401
12/31/04	18375	18510
03/31/05	17013	17125
06/30/05	17355	17482
09/30/05	18198	18335
12/31/05	18351	18508
03/31/06	19412	19594
06/30/06	17788	17963
09/30/06	19326	19530
12/31/06	20571	20791
03/31/07	20630	20872
06/30/07	22665	22945
09/30/07	23923	24211
12/31/07	23698	23991
03/31/08	20107	20354
06/30/08	20370	20628
09/30/08	17780	18002
12/31/08	13889	14057
03/31/09	14161	14341
06/30/09	16532	16759
09/30/09	19027	19306
12/31/09	20964	21289
03/31/10	21164	21502
06/30/10	18818	19115
09/30/10	21304	21661
12/31/10	23400	23816
03/31/11	24275	24721
06/30/11	24043	24498
09/30/11	22149	22573
12/31/11	24023	24503
03/31/12	28539	29141
06/30/12	27317	27897
09/30/12	29400	30047

Past performance is not a guarantee of future results.

The Technology Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

			INTERNATIONAL BUSINESS		GOOGLE, INC.
DESCRIPTION	APPLE, INC.	MICROSOFT CORP.	MACHINES CORP.	AT&T, INC.	(CLASS A)

MARKET VALUE	$2,197,820,988	789,514,912	783,092,633	764,212,779	702,269,737

% OF NET ASSETS	20.6	7.4	7.3	7.2	6.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Computers & Peripherals	25.40
IT Services	16.70
Software	15.40
Diversified Telecommunication Services	12.80
Internet Software & Services	9.60
Communications Equipment	8.30
Semiconductors & Semiconductor Equipment	8.30
Electronic Equipment, Instruments & Components	1.90
Wireless Telecommunication Services	1.30
Office Electronics	0.30

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Utilities Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the Utilities Select Sector Index (the “Index”). In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2012 (the “Reporting Period”), the total return for the Fund was 12.64%, and the total return for the Index was 12.94%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to the expenses of managing the Fund and slight variations between the Fund’s holdings and Index constituents.

Whereas in previous periods the utilities sector was helped by its relative safety, investors in calendar year 2012 moved into a more risk-on environment which contributed to this sector lagging the broader market. This was also a period characterized by falling power prices which were mainly a result of the continued significant declines in natural gas prices. The impact of declining natural gas prices had varied effects on the constituents of this Fund as they tended to help the regulated power companies and hurt the competitive or non-regulated power companies. Finally, a period of milder weather hurt the constituents of this Fund as these conditions tended to negatively impact power demand.

On an individual security level, the top positive contributors to the Fund’s performance were Oneok, Inc., Nextra Energy and Sempra Energy. Oneok’s positive return was caused in part by both new products being put into service and positive results at their natural gas subsidiary. For Nextra Energy, strong revenue due in part to improvements in Florida’s economy fueled this stock’s return. In Sempra’s case, continued successes across their varied business lines and notable progress on the Cameron liquefaction project helped drive this stock’s performance. The top negative contributors to the Fund’s performance were Exelon Corp., Public Services Enterprise Group, Inc., and NRG Energy, Inc. Exelon Corp.’s return was hurt by higher operating and maintenance costs. In Public Service Enterprise Group’s case, declining earnings per share associated with falling power prices and milder weather impacted this stock’s performance. For NRG Energy, concerns regarding future revenues and margin compressions were partly responsible for this security’s return.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Utilities Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2012 is 0.18%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	UTILITIES	NET ASSET	MARKET	UTILITIES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	12.64%	12.61%	12.94%	12.64%	12.61%	12.94%

THREE YEARS	40.39%	40.56%	41.49%	11.97%	12.02%	12.26%

FIVE YEARS	11.24%	11.50%	12.33%	2.15%	2.20%	2.35%

TEN YEARS	182.43%	182.75%	190.05%	10.94%	10.95%	11.24%

The Utilities Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Utilities Select
	Sector SPDR	Utilities Select
	Fund(a)	Sector Index(b)
09/30/02	10000	10000
12/31/02	10474	10487
03/31/03	10138	10159
06/30/03	12278	12328
09/30/03	12221	12267
12/31/03	13178	13242
03/31/04	13842	13924
06/30/04	13657	13745
09/30/04	14562	14669
12/31/04	16315	16456
03/31/05	17183	17349
06/30/05	18761	18965
09/30/05	20103	20342
12/31/05	19008	19228
03/31/06	18777	19005
06/30/06	19831	20087
09/30/06	21017	21313
12/31/06	22920	23263
03/31/07	25023	25424
06/30/07	24922	25326
09/30/07	25393	25821
12/31/07	27298	27771
03/31/08	24576	25010
06/30/08	26512	27001
09/30/08	21739	22119
12/31/08	19356	19693
03/31/09	17257	17548
06/30/09	18967	19311
09/30/09	20123	20500
12/31/09	21562	21988
03/31/10	20793	21217
06/30/10	20016	20420
09/30/10	22465	22943
12/31/10	22697	23193
03/31/11	23305	23836
06/30/11	24721	25299
09/30/11	25077	25682
12/31/11	27123	27806
03/31/12	26676	27361
06/30/12	28397	29147
09/30/12	28243	29005

Past performance is not a guarantee of future results.

The Utilities Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2012

	DUKE ENERGY			DOMINION	NEXTERA
DESCRIPTION	CORP.	SOUTHERN CO.	EXELON CORP.	RESOURCES, INC.	ENERGY, INC.

MARKET VALUE	$564,374,239	540,197,891	407,244,197	407,003,673	398,625,025

% OF NET ASSETS	9.3	8.9	6.7	6.7	6.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2012*

Electric Utilities	58.30
Multi-Utilities	35.80
Gas Utilities	3.30
Independent Power Producers & Energy Traders	2.60

*	The Fund’s industry breakdown is expressed as a percentage of total common stocks and may change over time.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AUTO COMPONENTS — 2.1%
BorgWarner, Inc. (a)(b)	268,667	$18,567,576
Johnson Controls, Inc.	1,605,378	43,987,357
The Goodyear Tire & Rubber Co. (a)	567,094	6,912,876

		69,467,809

AUTOMOBILES — 3.3%
Ford Motor Co.	8,952,294	88,269,619
Harley-Davidson, Inc.	535,779	22,700,956

		110,970,575

DISTRIBUTORS — 0.7%
Genuine Parts Co. (b)	364,041	22,217,422

DIVERSIFIED CONSUMER SERVICES — 0.5%
Apollo Group, Inc. (Class A) (a)	233,676	6,788,288
H&R Block, Inc. (b)	635,555	11,014,168

		17,802,456

HOTELS, RESTAURANTS & LEISURE — 16.6%
Carnival Corp.	1,048,809	38,218,600
Chipotle Mexican Grill, Inc. (a)	74,392	23,622,436
Darden Restaurants, Inc. (b)	300,930	16,776,847
International Game Technology	626,989	8,207,286
Marriott International, Inc. (Class A) (b)	590,656	23,094,650
McDonald’s Corp.	2,366,799	217,153,808
Starbucks Corp.	1,784,001	90,538,051
Starwood Hotels & Resorts Worldwide, Inc.	461,149	26,728,196
Wyndham Worldwide Corp.	338,148	17,746,007
Wynn Resorts, Ltd.	186,401	21,518,131
Yum! Brands, Inc.	1,069,874	70,975,441

		554,579,453

HOUSEHOLD DURABLES — 2.5%
D.R. Horton, Inc. (b)	648,426	13,383,513
Harman International Industries, Inc. (b)	157,538	7,271,954
Leggett & Platt, Inc. (b)	330,045	8,267,627
Lennar Corp. (Class A) (b)	382,131	13,286,695
Newell Rubbermaid, Inc.	677,868	12,940,500
Pulte Group, Inc. (a)(b)	792,668	12,286,354
Whirlpool Corp.	181,999	15,089,537

		82,526,180

INTERNET & CATALOG RETAIL — 9.5%
Amazon.com, Inc. (a)	848,919	215,897,080
Expedia, Inc.	222,802	12,886,868
NetFlix, Inc. (a)(b)	130,357	7,096,635
priceline.com, Inc. (a)	116,909	72,335,105
TripAdvisor, Inc. (a)	257,474	8,478,619

		316,694,307

LEISURE EQUIPMENT & PRODUCTS — 1.2%
Hasbro, Inc. (b)	270,182	10,312,847
Mattel, Inc.	800,222	28,391,877

		38,704,724

MEDIA — 31.9%
Cablevision Systems Corp. (b)	506,527	8,028,453
CBS Corp. (Class B)	1,395,723	50,706,617
Comcast Corp. (Class A)	6,280,269	224,645,222
DIRECTV (a)	1,473,023	77,274,787
Discovery Communications, Inc. (Class A) (a)	579,882	34,578,364
Gannett Co., Inc. (b)	545,214	9,677,548
McGraw-Hill Cos., Inc.	657,671	35,902,260
News Corp. (Class A)	4,776,948	117,178,534
Omnicom Group, Inc. (b)	623,323	32,138,534
Scripps Networks Interactive (Class A)	202,719	12,412,484
The Interpublic Group of Cos., Inc.	1,028,838	11,440,679
The Walt Disney Co.	4,211,784	220,192,068
The Washington Post Co. (Class B) (b)	11,177	4,057,586
Time Warner Cable, Inc.	718,987	68,346,904
Time Warner, Inc.	2,227,094	100,954,171
Viacom, Inc. (Class B)	1,109,805	59,474,450

		1,067,008,661

MULTILINE RETAIL — 6.9%
Big Lots, Inc. (a)	139,694	4,132,148
Dollar Tree, Inc. (a)	540,553	26,095,196
Family Dollar Stores, Inc.	227,179	15,061,968
J.C. Penney Co., Inc. (b)	339,340	8,242,569
Kohl’s Corp. (b)	505,803	25,907,230
Macy’s, Inc.	944,536	35,533,444
Nordstrom, Inc.	358,409	19,777,009
Target Corp.	1,537,028	97,555,167

		232,304,731

SPECIALTY RETAIL — 19.0%
Abercrombie & Fitch Co. (Class A) (b)	196,997	6,682,138
AutoNation, Inc. (a)(b)	96,182	4,200,268
AutoZone, Inc. (a)	88,164	32,591,586
Bed Bath & Beyond, Inc. (a)	544,919	34,329,897
Best Buy Co., Inc. (b)	624,011	10,726,749
CarMax, Inc. (a)	535,986	15,168,404
GameStop Corp. (Class A) (b)	289,517	6,079,857
Limited Brands, Inc.	559,308	27,551,512
Lowe’s Cos., Inc.	2,676,226	80,929,074
O’Reilly Automotive, Inc. (a)(b)	279,106	23,338,844
Ross Stores, Inc.	525,863	33,970,750
Staples, Inc. (b)	1,600,025	18,432,288
The Gap, Inc.	699,058	25,012,295
The Home Depot, Inc.	3,537,729	213,572,700
Tiffany & Co.	279,176	17,275,411
TJX Cos., Inc.	1,727,679	77,382,742
Urban Outfitters, Inc. (a)	258,352	9,703,701

		636,948,216

TEXTILES, APPAREL & LUXURY GOODS — 5.5%
Coach, Inc.	669,310	37,494,746
Fossil, Inc. (a)	128,549	10,888,100
NIKE, Inc. (Class B)	862,981	81,905,527
Ralph Lauren Corp.	143,246	21,663,093

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

V.F. Corp.	206,429	$32,896,525

		184,847,991

TOTAL COMMON STOCKS —
(Cost $3,402,024,941)		3,334,072,525

SHORT TERM INVESTMENTS — 4.4%
MONEY MARKET FUNDS — 4.4%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	131,291,669	131,291,669
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	15,689,475	15,689,475

TOTAL SHORT TERM INVESTMENTS —
(Cost $146,981,144)		146,981,144

TOTAL INVESTMENTS — 104.1% (f)
(Cost $3,549,006,085)		3,481,053,669
OTHER ASSETS & LIABILITIES — (4.1)%		(137,894,884)

NET ASSETS — 100.0%		$3,343,158,785

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.6%
BEVERAGES — 19.9%
Beam, Inc.	798,153	$45,925,724
Brown-Forman Corp. (Class B)	766,673	50,025,413
Coca-Cola Enterprises, Inc.	1,437,493	44,950,406
Constellation Brands, Inc. (Class A) (a)	959,765	31,048,398
Dr. Pepper Snapple Group, Inc. (b)	1,070,836	47,684,327
Molson Coors Brewing Co. (Class B)	847,137	38,163,522
Monster Beverage Corp. (a)	760,157	41,170,103
PepsiCo, Inc.	3,829,879	271,040,537
The Coca-Cola Co.	16,611,094	630,058,795

		1,200,067,225

FOOD & STAPLES RETAILING — 23.1%
Costco Wholesale Corp.	1,934,502	193,692,013
CVS Caremark Corp.	5,615,997	271,926,575
Safeway, Inc. (b)	1,435,610	23,098,965
Sysco Corp. (b)	2,766,164	86,497,948
The Kroger Co.	2,644,131	62,242,844
Wal-Mart Stores, Inc.	7,213,644	532,366,927
Walgreen Co.	3,921,715	142,907,294
Whole Foods Market, Inc.	816,887	79,564,794

		1,392,297,360

FOOD PRODUCTS — 16.9%
Archer-Daniels-Midland Co.	3,076,063	83,607,392
Campbell Soup Co. (b)	999,164	34,790,890
ConAgra Foods, Inc.	2,032,668	56,081,310
Dean Foods Co. (a)	1,209,315	19,772,300
General Mills, Inc.	2,974,410	118,530,239
H.J. Heinz Co. (b)	1,510,053	84,487,465
Hormel Foods Corp. (b)	811,610	23,731,476
Kellogg Co.	1,207,350	62,371,701
Kraft Foods, Inc. (Class A)	7,182,771	297,007,581
McCormick & Co., Inc. (b)	690,987	42,868,834
Mead Johnson Nutrition Co.	957,577	70,171,243
The Hershey Co.	754,280	53,470,909
The J.M. Smucker Co.	563,994	48,689,602
Tyson Foods, Inc. (Class A)	1,632,851	26,158,273

		1,021,739,215

HOUSEHOLD PRODUCTS — 20.4%
Colgate-Palmolive Co.	1,978,970	212,185,163
Kimberly-Clark Corp.	1,783,500	152,988,630
The Clorox Co. (b)	656,600	47,308,030
The Procter & Gamble Co.	11,822,315	819,995,769

		1,232,477,592

PERSONAL PRODUCTS — 1.8%
Avon Products, Inc.	2,327,024	37,116,033
The Estee Lauder Cos., Inc. (Class A)	1,172,727	72,204,801

		109,320,834

TOBACCO — 17.5%
Altria Group, Inc.	7,887,939	263,378,283
Lorillard, Inc.	615,837	71,714,219
Philip Morris International, Inc.	7,235,394	650,751,336
Reynolds American, Inc. (b)	1,558,113	67,528,618

		1,053,372,456

TOTAL COMMON STOCKS —
(Cost $5,766,445,067)		6,009,274,682

SHORT TERM INVESTMENTS — 3.2%
MONEY MARKET FUNDS — 3.2%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	143,067,632	143,067,632
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	48,722,784	48,722,784

TOTAL SHORT TERM INVESTMENTS —
(Cost $191,790,416)		191,790,416

TOTAL INVESTMENTS — 102.8% (f)
(Cost $5,958,235,483)		6,201,065,098
OTHER ASSETS & LIABILITIES — (2.8)%		(169,109,545)

NET ASSETS — 100.0%		$6,031,955,553

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 100.0%
ENERGY EQUIPMENT & SERVICES — 20.4%
Baker Hughes, Inc. (a)	2,971,019	$134,379,189
Cameron International Corp. (b)	2,013,771	112,912,140
Diamond Offshore Drilling, Inc.	577,553	38,008,763
Ensco PLC (Class A) (a)	1,183,331	64,562,539
FMC Technologies, Inc. (a)(b)	2,184,972	101,164,204
Halliburton Co.	5,666,437	190,902,262
Helmerich & Payne, Inc. (a)	538,739	25,649,364
Nabors Industries, Ltd. (a)(b)	2,703,972	37,936,727
National-Oilwell Varco, Inc.	2,759,783	221,086,216
Noble Corp. (b)	1,276,632	45,677,893
Rowan Cos., PLC (Class A) (a)(b)	1,713,503	57,864,996
Schlumberger, Ltd.	7,061,514	510,759,308

		1,540,903,601

OIL, GAS & CONSUMABLE FUELS — 79.6%
Alpha Natural Resources, Inc. (a)(b)	1,109,897	7,292,023
Anadarko Petroleum Corp.	2,967,177	207,465,016
Apache Corp.	2,300,340	198,910,400
Cabot Oil & Gas Corp.	2,322,450	104,278,005
Chesapeake Energy Corp. (a)	3,497,276	65,993,598
Chevron Corp.	10,218,231	1,191,037,005
ConocoPhillips	4,572,613	261,462,011
CONSOL Energy, Inc. (a)	1,842,594	55,369,950
Denbury Resources, Inc. (b)	4,016,122	64,900,531
Devon Energy Corp.	2,210,220	133,718,310
EOG Resources, Inc.	1,679,348	188,170,943
EQT Corp.	756,544	44,636,096
Exxon Mobil Corp.	15,880,522	1,452,273,737
Hess Corp.	1,882,372	101,121,024
Kinder Morgan, Inc./Delaware	2,909,390	103,341,533
Marathon Oil Corp.	4,221,280	124,823,250
Marathon Petroleum Corp.	1,720,761	93,936,343
Murphy Oil Corp.	1,275,595	68,486,696
Newfield Exploration Co. (b)	681,920	21,357,734
Noble Energy, Inc.	1,235,673	114,559,244
Occidental Petroleum Corp.	3,605,409	310,281,499
Peabody Energy Corp.	1,993,999	44,446,238
Phillips 66	3,197,011	148,245,400
Pioneer Natural Resources Co. (a)	1,421,903	148,446,673
QEP Resources, Inc.	902,243	28,565,013
Range Resources Corp. (a)	1,300,916	90,895,001
Southwestern Energy Co. (a)(b)	2,270,301	78,961,069
Spectra Energy Corp.	4,469,094	131,212,600
Sunoco, Inc. (a)	1,276,035	59,756,719
Tesoro Corp.	2,229,109	93,399,667
The Williams Cos., Inc.	4,508,531	157,663,329
Valero Energy Corp.	3,927,829	124,433,622
WPX Energy, Inc. (a)(b)	1,005,078	16,674,245

		6,036,114,524

TOTAL COMMON STOCKS —
(Cost $8,381,238,965)		7,577,018,125

SHORT TERM INVESTMENTS — 3.6%
MONEY MARKET FUNDS — 3.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	234,905,982	234,905,982
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	39,318,086	39,318,086

TOTAL SHORT TERM INVESTMENTS —
(Cost $274,224,068)		274,224,068

TOTAL INVESTMENTS — 103.6% (f)
(Cost $8,655,463,033)		7,851,242,193
OTHER ASSETS & LIABILITIES — (3.6)%		(269,175,374)

NET ASSETS — 100.0%		$7,582,066,819

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
CAPITAL MARKETS — 12.3%
Ameriprise Financial, Inc.	886,626	$50,262,828
BlackRock, Inc.	538,361	95,989,766
E*TRADE Financial Corp. (a)	1,080,573	9,519,848
Federated Investors, Inc. (Class B) (b)	394,331	8,158,708
Franklin Resources, Inc.	581,482	72,725,954
Invesco, Ltd.	1,873,299	46,813,742
Legg Mason, Inc. (b)	505,686	12,480,331
Morgan Stanley	5,815,920	97,358,501
Northern Trust Corp.	920,480	42,724,079
State Street Corp. (c)	2,015,698	84,578,688
T. Rowe Price Group, Inc.	1,068,063	67,608,388
The Bank of New York Mellon Corp.	4,970,365	112,429,656
The Charles Schwab Corp. (b)	4,610,896	58,973,360
The Goldman Sachs Group, Inc.	1,895,400	215,469,072

		975,092,921

COMMERCIAL BANKS — 19.6%
BB&T Corp.	2,941,753	97,548,530
Comerica, Inc. (b)	814,215	25,281,376
Fifth Third Bancorp	3,866,580	59,970,656
First Horizon National Corp. (b)	1,046,929	10,081,926
Huntington Bancshares, Inc. (b)	3,611,806	24,921,461
KeyCorp	3,969,655	34,694,785
M & T Bank Corp. (b)	506,250	48,174,750
PNC Financial Services Group, Inc.	2,225,591	140,434,792
Regions Financial Corp.	5,947,050	42,878,231
SunTrust Banks, Inc.	2,265,867	64,056,060
U.S. Bancorp	7,968,090	273,305,487
Wells Fargo & Co.	20,652,538	713,132,137
Zions Bancorporation	774,918	16,005,931

		1,550,486,122

CONSUMER FINANCE — 6.2%
American Express Co.	4,146,413	235,765,043
Capital One Financial Corp.	2,444,712	139,373,031
Discover Financial Services	2,166,436	86,072,503
SLM Corp.	1,974,710	31,042,441

		492,253,018

DIVERSIFIED FINANCIAL SERVICES — 20.9%
Bank of America Corp.	45,307,798	400,067,856
Citigroup, Inc.	12,328,586	403,391,334
CME Group, Inc.	1,286,655	73,725,332
IntercontinentalExchange, Inc. (a)	306,214	40,852,010
JPMorgan Chase & Co.	15,970,531	646,487,095
Leucadia National Corp.	833,590	18,964,173
Moody’s Corp. (b)	813,673	35,939,936
NYSE Euronext	1,034,908	25,510,482
The Nasdaq OMX Group, Inc.	498,510	11,612,790

		1,656,551,008

INSURANCE — 25.9%
ACE, Ltd.	1,426,710	107,859,276
AFLAC, Inc.	1,970,430	94,344,188
American International Group, Inc. (a)	4,903,066	160,771,534
Aon PLC	1,356,511	70,931,960
Assurant, Inc.	341,152	12,724,970
Berkshire Hathaway, Inc. (Class B) (a)	7,709,786	680,003,125
Chubb Corp.	1,118,579	85,325,206
Cincinnati Financial Corp. (b)	615,061	23,304,661
Genworth Financial, Inc. (Class A) (a)	2,068,670	10,819,144
Hartford Financial Services Group, Inc.	1,833,661	35,646,370
Lincoln National Corp.	1,174,526	28,411,784
Loews Corp.	1,315,083	54,260,325
Marsh & McLennan Cos., Inc.	2,289,726	77,690,403
MetLife, Inc.	4,465,940	153,896,292
Principal Financial Group, Inc. (b)	1,166,819	31,434,104
Prudential Financial, Inc.	1,960,795	106,882,936
The Allstate Corp.	2,040,381	80,819,491
The Progressive Corp.	2,357,228	48,888,909
The Travelers Cos., Inc.	1,621,422	110,678,266
Torchmark Corp.	401,288	20,606,139
Unum Group	1,178,680	22,654,230
XL Group PLC	1,286,162	30,906,473

		2,048,859,786

REAL ESTATE INVESTMENT TRUSTS (REITS) — 14.2%
American Tower Corp.	1,662,743	118,703,223
Apartment Investment & Management Co. (Class A)	612,559	15,920,408
AvalonBay Communities, Inc. (b)	407,809	55,457,946
Boston Properties, Inc. (b)	634,281	70,157,821
Equity Residential	1,266,622	72,868,764
HCP, Inc.	1,807,564	80,400,447
Health Care REIT, Inc.	1,071,680	61,889,520
Host Hotels & Resorts, Inc. (b)	3,040,501	48,800,041
Kimco Realty Corp. (b)	1,712,386	34,710,064
Plum Creek Timber Co., Inc. (b)	679,625	29,794,760
ProLogis, Inc.	1,938,451	67,903,938
Public Storage, Inc.	606,380	84,389,905
Simon Property Group, Inc.	1,275,255	193,596,461
Ventas, Inc. (b)	1,243,088	77,382,228
Vornado Realty Trust	711,133	57,637,330
Weyerhaeuser Co.	2,262,792	59,149,383

		1,128,762,239

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
CBRE Group, Inc. (a)	1,270,091	23,382,375

THRIFTS & MORTGAGE FINANCE — 0.4%
Hudson City Bancorp, Inc.	1,998,950	15,911,642
People’s United Financial, Inc. (b)	1,477,826	17,940,808

		33,852,450

TOTAL COMMON STOCKS —
(Cost $8,569,086,134)		7,909,239,919

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

SHORT TERM INVESTMENTS — 2.3%
MONEY MARKET FUNDS — 2.3%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	134,996,666	$134,996,666
State Street Institutional Liquid Reserves Fund 0.21% (e)(f)	44,328,125	44,328,125

TOTAL SHORT TERM INVESTMENTS —
(Cost $179,324,791)		179,324,791

TOTAL INVESTMENTS — 102.1% (g)
(Cost $8,748,410,925)		8,088,564,710
OTHER ASSETS & LIABILITIES — (2.1)%		(167,135,565)

NET ASSETS — 100.0%		$7,921,429,145

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Affiliated Issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BIOTECHNOLOGY — 13.4%
Alexion Pharmaceuticals, Inc. (a)	633,627	$72,486,929
Amgen, Inc.	2,527,958	213,157,419
Biogen Idec, Inc. (a)	793,228	118,373,414
Celgene Corp. (a)	1,416,389	108,212,120
Gilead Sciences, Inc. (a)	2,481,374	164,589,537

		676,819,419

HEALTH CARE EQUIPMENT & SUPPLIES — 15.0%
Baxter International, Inc.	1,822,462	109,821,560
Becton, Dickinson & Co.	672,648	52,843,227
Boston Scientific Corp. (a)	4,702,208	26,990,674
C.R. Bard, Inc.	272,811	28,549,671
CareFusion Corp. (a)	723,470	20,539,313
Covidien PLC	1,573,077	93,472,235
DENTSPLY International, Inc. (b)	462,433	17,637,195
Edwards Lifesciences Corp. (a)	379,775	40,776,442
Intuitive Surgical, Inc. (a)	131,077	64,965,693
Medtronic, Inc.	3,361,407	144,943,870
St. Jude Medical, Inc.	1,050,643	44,263,590
Stryker Corp.	966,118	53,774,128
Varian Medical Systems, Inc. (a)(b)	363,354	21,917,513
Zimmer Holdings, Inc.	583,306	39,443,152

		759,938,263

HEALTH CARE PROVIDERS & SERVICES — 16.5%
Aetna, Inc.	1,127,238	44,638,625
AmerisourceBergen Corp.	848,918	32,861,616
Cardinal Health, Inc.	1,130,952	44,073,199
CIGNA Corp.	973,000	45,896,410
Coventry Health Care, Inc.	436,685	18,205,398
DaVita, Inc. (a)	279,844	28,994,637
Express Scripts Holding Co. (a)	2,799,455	175,441,845
Humana, Inc.	571,689	40,103,983
Laboratory Corp. of America Holdings (a)	315,661	29,189,173
McKesson Corp.	797,867	68,640,498
Patterson Cos., Inc.	279,075	9,555,528
Quest Diagnostics, Inc.	536,448	34,026,896
Tenet Healthcare Corp. (a)	1,401,114	8,784,985
UnitedHealth Group, Inc.	3,414,758	189,211,741
WellPoint, Inc.	1,095,947	63,575,885

		833,200,419

HEALTH CARE TECHNOLOGY — 0.7%
Cerner Corp. (a)	477,929	36,996,484

LIFE SCIENCES TOOLS & SERVICES — 3.5%
Agilent Technologies, Inc.	1,143,656	43,973,573
Life Technologies Corp. (a)	575,454	28,128,191
PerkinElmer, Inc.	371,493	10,947,899
Thermo Fisher Scientific, Inc.	1,197,948	70,475,281
Waters Corp. (a)	287,593	23,965,125

		177,490,069

PHARMACEUTICALS — 50.8%
Abbott Laboratories	4,362,873	299,118,573
Allergan, Inc.	1,037,585	95,022,034
Bristol-Myers Squibb Co.	5,536,678	186,862,882
Eli Lilly & Co.	3,351,826	158,910,071
Forest Laboratories, Inc. (a)	777,920	27,701,731
Hospira, Inc. (a)	538,793	17,683,186
Johnson & Johnson (b)	9,042,299	623,104,824
Merck & Co., Inc.	9,988,811	450,495,376
Mylan, Inc. (a)	1,324,026	32,306,234
Perrigo Co. (b)	288,684	33,536,420
Pfizer, Inc.	24,497,823	608,770,902
Watson Pharmaceuticals, Inc. (a)	438,341	37,329,120

		2,570,841,353

TOTAL COMMON STOCKS —
(Cost $4,997,569,718)		5,055,286,007

SHORT TERM INVESTMENTS — 4.3%
MONEY MARKET FUNDS — 4.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	194,402,560	194,402,560
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	21,286,487	21,286,487

TOTAL SHORT TERM INVESTMENTS —
(Cost $215,689,047)		215,689,047

TOTAL INVESTMENTS — 104.2% (f)
(Cost $5,213,258,765)		5,270,975,054
OTHER ASSETS & LIABILITIES — (4.2)%		(210,347,285)

NET ASSETS — 100.0%		$5,060,627,769

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 23.4%
General Dynamics Corp.	884,454	$58,480,099
Honeywell International, Inc.	2,018,262	120,591,155
L-3 Communications Holdings, Inc.	236,616	16,967,733
Lockheed Martin Corp.	699,128	65,284,573
Northrop Grumman Corp.	654,487	43,477,571
Precision Castparts Corp.	356,192	58,180,401
Raytheon Co.	890,397	50,895,093
Rockwell Collins, Inc.	450,244	24,151,088
Textron, Inc. (a)	859,730	22,499,134
The Boeing Co.	1,731,857	120,571,884
United Technologies Corp.	2,135,742	167,207,241

		748,305,972

AIR FREIGHT & LOGISTICS — 7.4%
C.H. Robinson Worldwide, Inc. (a)	395,697	23,168,059
Expeditors International of Washington, Inc.	515,930	18,759,215
FedEx Corp.	767,348	64,932,988
United Parcel Service, Inc. (Class B)	1,793,586	128,366,950

		235,227,212

AIRLINES — 0.5%
Southwest Airlines Co.	1,996,674	17,510,831

BUILDING PRODUCTS — 0.5%
Masco Corp.	974,062	14,659,633

COMMERCIAL SERVICES & SUPPLIES — 4.0%
Avery Dennison Corp. (a)	307,634	9,788,914
Cintas Corp. (a)	318,110	13,185,659
Iron Mountain, Inc.	369,558	12,605,623
Pitney Bowes, Inc. (a)	563,789	7,791,564
R.R. Donnelley & Sons Co. (a)	643,254	6,818,492
Republic Services, Inc.	734,019	20,192,863
Stericycle, Inc. (a)(b)	209,876	18,997,976
Waste Management, Inc. (a)	1,165,288	37,382,439

		126,763,530

CONSTRUCTION & ENGINEERING — 1.8%
Fluor Corp.	595,081	33,491,159
Jacobs Engineering Group, Inc. (b)	317,959	12,855,082
Quanta Services, Inc. (b)	522,253	12,899,649

		59,245,890

ELECTRICAL EQUIPMENT — 5.6%
Cooper Industries PLC	391,752	29,404,905
Emerson Electric Co.	1,887,427	91,106,101
Rockwell Automation, Inc.	447,519	31,124,947
Roper Industries, Inc.	239,667	26,337,007

		177,972,960

INDUSTRIAL CONGLOMERATES — 23.0%
3M Co.	1,598,339	147,718,490
Danaher Corp.	1,607,703	88,664,821
General Electric Co.	19,159,937	435,122,169
Tyco International, Ltd.	1,131,796	63,674,843

		735,180,323

MACHINERY — 21.5%
Caterpillar, Inc.	1,707,453	146,909,256
Cummins, Inc.	799,367	73,709,631
Deere & Co.	1,071,772	88,410,472
Dover Corp.	542,101	32,249,588
Eaton Corp. (a)	1,011,569	47,806,751
Flowserve Corp.	125,275	16,002,629
Illinois Tool Works, Inc. (a)	1,123,134	66,792,779
Ingersoll-Rand PLC	702,513	31,486,633
Joy Global, Inc.	259,486	14,546,785
PACCAR, Inc. (a)	1,007,729	40,334,353
Pall Corp.	417,149	26,484,790
Parker-Hannifin Corp.	461,953	38,610,032
Pentair, Inc.	243,800	10,851,538
Snap-on, Inc.	142,568	10,246,362
Stanley Black & Decker, Inc.	412,049	31,418,736
Xylem, Inc.	454,812	11,438,522

		687,298,857

PROFESSIONAL SERVICES — 1.3%
Dun & Bradstreet Corp. (a)	109,973	8,756,050
Equifax, Inc.	399,704	18,618,212
Robert Half International, Inc. (a)	491,442	13,087,101

		40,461,363

ROAD & RAIL — 8.8%
CSX Corp.	3,072,398	63,752,258
Norfolk Southern Corp.	919,239	58,491,178
Ryder System, Inc.	227,565	8,888,689
Union Pacific Corp.	1,263,319	149,955,965

		281,088,090

TRADING COMPANIES & DISTRIBUTORS — 2.1%
Fastenal Co.	660,487	28,394,336
W.W. Grainger, Inc. (a)	192,563	40,124,353

		68,518,689

TOTAL COMMON STOCKS —
(Cost $3,623,043,643)		3,192,233,350

SHORT TERM INVESTMENTS — 3.5%
MONEY MARKET FUNDS — 3.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	89,424,762	89,424,762
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	21,966,426	21,966,426

TOTAL SHORT TERM INVESTMENTS —
(Cost $111,391,188)		111,391,188

TOTAL INVESTMENTS — 103.4% (f)
(Cost $3,734,434,831)		3,303,624,538
OTHER ASSETS & LIABILITIES — (3.4)%		(107,412,985)

NET ASSETS — 100.0%		$3,196,211,553

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
CHEMICALS — 68.8%
Air Products & Chemicals, Inc.	1,120,048	$92,627,970
Airgas, Inc.	376,681	31,000,846
CF Industries Holdings, Inc.	333,095	74,027,033
E.I. du Pont de Nemours & Co.	4,855,803	244,101,217
Eastman Chemical Co.	824,837	47,023,957
Ecolab, Inc.	1,374,054	89,052,440
FMC Corp.	739,353	40,945,369
International Flavors & Fragrances, Inc.	447,088	26,637,503
LyondellBasell Industries NV (Class A)	1,770,490	91,463,513
Monsanto Co.	2,781,581	253,179,503
PPG Industries, Inc.	808,232	92,817,363
Praxair, Inc.	1,556,208	161,658,887
Sigma-Aldrich Corp. (a)	646,590	46,535,082
The Dow Chemical Co.	6,253,248	181,094,062
The Mosaic Co.	1,463,604	84,318,227
The Sherwin-Williams Co.	453,585	67,543,342

		1,624,026,314

CONSTRUCTION MATERIALS — 1.4%
Vulcan Materials Co. (a)	706,849	33,433,958

CONTAINERS & PACKAGING — 3.7%
Ball Corp.	835,936	35,368,452
Bemis Co., Inc. (a)	576,720	18,149,378
Owens-Illinois, Inc. (b)	925,347	17,359,510
Sealed Air Corp. (a)	982,385	15,187,672

		86,065,012

METALS & MINING — 21.0%
Alcoa, Inc. (a)	5,704,825	50,487,701
Allegheny Technologies, Inc. (a)	598,817	19,102,262
Cliffs Natural Resources, Inc.	768,591	30,074,966
Freeport-McMoRan Copper & Gold, Inc.	4,954,341	196,092,817
Newmont Mining Corp.	2,033,019	113,869,394
Nucor Corp. (a)	1,688,672	64,608,591
Titanium Metals Corp.	476,875	6,118,306
United States Steel Corp. (a)	812,642	15,497,083

		495,851,120

PAPER & FOREST PRODUCTS — 4.8%
International Paper Co.	2,323,869	84,402,922
MeadWestvaco Corp. (a)	948,160	29,013,697

		113,416,619

TOTAL COMMON STOCKS —
(Cost $2,593,465,781)		2,352,793,023

SHORT TERM INVESTMENTS — 3.3%
MONEY MARKET FUNDS — 3.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	60,137,175	60,137,175
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	16,736,629	16,736,629

TOTAL SHORT TERM INVESTMENTS —
(Cost $76,873,804)		76,873,804

TOTAL INVESTMENTS — 103.0% (f)
(Cost $2,670,339,585)		2,429,666,827
OTHER ASSETS & LIABILITIES — (3.0)%		(69,942,515)

NET ASSETS — 100.0%		$2,359,724,312

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
COMMUNICATIONS EQUIPMENT — 8.3%
Cisco Systems, Inc.	18,588,076	$354,846,371
Comverse Technology, Inc. (a)	8,235	50,645
F5 Networks, Inc. (a)	278,009	29,107,542
Harris Corp. (b)	435,726	22,317,886
JDS Uniphase Corp. (a)(b)	1,048,902	12,990,651
Juniper Networks, Inc. (a)	1,913,116	32,733,415
Motorola Solutions, Inc.	1,029,721	52,052,397
QUALCOMM, Inc.	6,021,318	376,272,162

		880,371,069

COMPUTERS & PERIPHERALS — 25.3%
Apple, Inc.	3,293,800	2,197,820,988
Dell, Inc.	5,205,269	51,323,952
EMC Corp. (a)	7,472,784	203,782,820
Hewlett-Packard Co.	5,748,903	98,076,285
NetApp, Inc. (a)	1,343,246	44,165,928
SanDisk Corp. (a)	930,262	40,401,279
Seagate Technology PLC	1,237,801	38,371,831
Western Digital Corp.	825,400	31,967,742

		2,705,910,825

DIVERSIFIED TELECOMMUNICATION SERVICES — 12.7%
AT&T, Inc.	20,270,896	764,212,779
CenturyLink, Inc.	2,289,053	92,477,741
Frontier Communications Corp. (b)	4,189,613	20,529,104
Verizon Communications, Inc.	10,063,946	458,614,019
Windstream Corp. (b)	2,279,827	23,049,051

		1,358,882,694

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.9%
Amphenol Corp. (Class A)	608,308	35,817,175
Corning, Inc.	5,332,801	70,126,333
FLIR Systems, Inc.	605,089	12,086,653
Jabil Circuit, Inc.	790,015	14,789,081
Molex, Inc. (b)	560,209	14,722,292
TE Connectivity Ltd.	1,503,254	51,125,669

		198,667,203

INTERNET SOFTWARE & SERVICES — 9.6%
Akamai Technologies, Inc. (a)	711,165	27,209,173
eBay, Inc. (a)	4,142,390	200,533,100
Google, Inc. (Class A) (a)	930,775	702,269,737
VeriSign, Inc. (a)(b)	610,501	29,725,294
Yahoo!, Inc. (a)	3,748,060	59,875,259

		1,019,612,563

IT SERVICES — 16.7%
Accenture PLC (Class A)	2,229,503	156,132,095
Automatic Data Processing, Inc.	1,740,774	102,113,803
Cognizant Technology Solutions Corp. (Class A) (a)	1,091,357	76,307,681
Computer Sciences Corp.	574,867	18,516,466
Fidelity National Information Services, Inc.	961,358	30,013,597
Fiserv, Inc. (a)	507,211	37,548,830
International Business Machines Corp.	3,774,850	783,092,633
MasterCard, Inc. (Class A)	385,527	174,057,730
Paychex, Inc. (b)	1,186,084	39,484,736
SAIC, Inc.	996,894	12,002,604
Teradata Corp. (a)	648,057	48,869,978
The Western Union Co. (b)	2,186,296	39,834,313
Total System Services, Inc.	647,139	15,337,194
Visa, Inc. (Class A)	1,836,541	246,610,726

		1,779,922,386

OFFICE ELECTRONICS — 0.3%
Xerox Corp. (b)	4,909,530	36,035,950

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 8.2%
Advanced Micro Devices, Inc. (a)(b)	2,406,266	8,109,116
Altera Corp.	1,216,275	41,335,106
Analog Devices, Inc. (b)	1,109,646	43,487,027
Applied Materials, Inc.	4,458,668	49,781,028
Broadcom Corp. (Class A) (a)	1,870,060	64,666,675
First Solar, Inc. (a)(b)	208,289	4,612,560
Intel Corp.	14,990,624	339,987,352
KLA-Tencor Corp.	630,595	30,082,535
Lam Research Corp. (a)	639,354	20,321,867
Linear Technology Corp.	868,992	27,677,395
LSI Corp. (a)	2,238,784	15,469,997
Microchip Technology, Inc.	741,316	24,270,686
Micron Technology, Inc. (a)(b)	3,803,047	22,761,236
NVIDIA Corp. (a)	2,300,469	30,688,257
Teradyne, Inc. (a)(b)	840,417	11,950,730
Texas Instruments, Inc.	4,056,820	111,765,391
Xilinx, Inc. (b)	989,307	33,052,747

		880,019,705

SOFTWARE — 15.4%
Adobe Systems, Inc. (a)	1,784,350	57,920,001
Autodesk, Inc. (a)(b)	871,561	29,083,991
BMC Software, Inc. (a)	549,691	22,806,680
CA, Inc.	1,265,309	32,600,686
Citrix Systems, Inc. (a)	699,871	53,589,122
Electronic Arts, Inc. (a)(b)	1,193,356	15,143,688
Intuit, Inc.	1,019,118	60,005,668
Microsoft Corp.	26,511,582	789,514,912
Oracle Corp.	13,456,419	423,742,634
Red Hat, Inc. (a)	738,130	42,029,122
Salesforce.com, Inc. (a)(b)	482,551	73,680,712
Symantec Corp. (a)	2,556,736	46,021,248

		1,646,138,464

WIRELESS TELECOMMUNICATION SERVICES — 1.3%
Crown Castle International Corp. (a)	1,027,779	65,880,634
MetroPCS Communications, Inc. (a)	1,311,658	15,359,515

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

Security Description	Shares	Value

Sprint Nextel Corp. (a)	10,974,610	$60,579,847

		141,819,996

TOTAL COMMON STOCKS —
(Cost $9,908,086,151)		10,647,380,855

SHORT TERM INVESTMENTS — 1.7%
MONEY MARKET FUNDS — 1.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	109,529,270	109,529,270
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	76,841,534	76,841,534

TOTAL SHORT TERM INVESTMENTS —
(Cost $186,370,804)		186,370,804

TOTAL INVESTMENTS — 101.4% (f)
(Cost $10,094,456,955)		10,833,751,659
OTHER ASSETS & LIABILITIES — (1.4)%		(153,806,379)

NET ASSETS — 100.0%		$10,679,945,280

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
ELECTRIC UTILITIES — 58.1%
American Electric Power Co., Inc.	6,532,017	$287,016,827
Duke Energy Corp.	8,709,479	564,374,239
Edison International	4,388,390	200,505,539
Entergy Corp. (a)	2,377,772	164,779,600
Exelon Corp.	11,445,874	407,244,197
FirstEnergy Corp. (a)	5,608,078	247,316,240
NextEra Energy, Inc.	5,667,923	398,625,025
Northeast Utilities	4,207,940	160,869,546
Pepco Holdings, Inc. (a)	3,123,825	59,040,292
Pinnacle West Capital Corp. (a)	1,503,125	79,365,000
PPL Corp. (a)	7,816,687	227,074,757
Southern Co. (a)	11,720,501	540,197,891
Xcel Energy, Inc. (a)	6,594,256	182,726,834

		3,519,135,987

GAS UTILITIES — 3.3%
AGL Resources, Inc.	1,582,709	64,748,625
Oneok, Inc.	2,750,231	132,863,660

		197,612,285

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.6%
NRG Energy, Inc.	3,055,235	65,351,477
The AES Corp. (b)	8,378,959	91,917,180

		157,268,657

MULTI-UTILITIES — 35.7%
Ameren Corp.	3,280,927	107,187,885
CenterPoint Energy, Inc.	5,812,542	123,807,145
CMS Energy Corp.	3,630,507	85,498,440
Consolidated Edison, Inc.	3,954,720	236,848,181
Dominion Resources, Inc.	7,688,018	407,003,673
DTE Energy Co.	2,319,605	139,037,124
Integrys Energy Group, Inc. (a)	1,064,512	55,567,526
NiSource, Inc.	3,880,288	98,869,738
PG&E Corp.	5,747,902	245,262,978
Public Service Enterprise Group, Inc. (a)	6,784,435	218,323,118
SCANA Corp. (a)	1,757,942	84,855,860
Sempra Energy (a)	3,033,259	195,614,873
TECO Energy, Inc. (a)	2,778,116	49,283,778
Wisconsin Energy Corp.	3,090,146	116,405,800

		2,163,566,119

TOTAL COMMON STOCKS —
(Cost $6,251,015,270)		6,037,583,048

SHORT TERM INVESTMENTS — 3.6%
MONEY MARKET FUNDS — 3.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	147,218,747	147,218,747
State Street Institutional Liquid Reserves Fund 0.21% (d)(e)	70,938,865	70,938,865

TOTAL SHORT TERM INVESTMENTS —
(Cost $218,157,612)		218,157,612

TOTAL INVESTMENTS — 103.3% (f)
(Cost $6,469,172,882)		6,255,740,660
OTHER ASSETS & LIABILITIES — (3.3)%		(196,915,437)

NET ASSETS — 100.0%		$6,058,825,223

(a)	A portion of the security was on loan at September 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

(This page intentionally left blank)

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2012

	The Consumer	The Consumer
	Discretionary	Staples	The Energy	The Financial	The Health	The Industrial	The Materials	The Technology	The Utilities
	Select Sector	Select Sector	Select Sector	Select Sector	Care Select Sector	Select Sector	Select Sector	Select Sector	Select Sector
	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund

ASSETS
Investments in unaffiliated issuers, at value * (Note 2)	$3,334,072,525	$6,009,274,682	$7,577,018,125	$7,824,661,231	$5,055,286,007	$3,192,233,350	$2,352,793,023	$10,647,380,855	$6,037,583,048
Investments in affiliated issuers, at value (Note 2 and Note 3)	146,981,144	191,790,416	274,224,068	263,903,479	215,689,047	111,391,188	76,873,804	186,370,804	218,157,612

Total investments	3,481,053,669	6,201,065,098	7,851,242,193	8,088,564,710	5,270,975,054	3,303,624,538	2,429,666,827	10,833,751,659	6,255,740,660
Cash	74,695	—	—	—	—	—	—	559,820	1,473,955
Receivable for investments sold	3,151,544	—	—	3,650,421	2,485,110	9,598,091	—	7,124,181	—
Receivable for income related to Select Sector SPDR shares in-kind transactions	—	—	15,081	—	30,461	17,783	46,892	—	—
Dividends receivable — unaffiliated issuers (Note 2)	3,189,181	20,190,146	4,082,185	6,654,873	6,511,244	5,988,424	4,074,970	3,633,057	12,924,304
Dividends and securities lending income receivable — affiliated issuers (Note 2)	38,589	27,046	35,863	514,408	49,855	46,152	23,147	101,884	25,500
Prepaid expenses	13,982	24,723	29,148	26,113	20,176	13,562	8,753	39,231	29,335

TOTAL ASSETS	3,487,521,660	6,221,307,013	7,855,404,470	8,099,410,525	5,280,071,900	3,319,288,550	2,433,820,589	10,845,209,832	6,270,193,754

LIABILITIES
Payable upon return of securities loaned	131,291,669	143,067,632	234,905,982	134,996,666	194,402,560	89,424,762	60,137,175	109,529,270	147,218,747
Income dividends payable (Note 2)	11,994,722	44,219,699	36,130,018	34,247,983	23,485,592	21,797,850	13,232,100	44,609,536	61,916,090
Payable for investments purchased	—	—	—	6,314,208	—	10,850,855	—	7,569,899	—
Payable for income related to Select Sector SPDR shares in-kind transactions	1,667	58,762	—	393,268	—	—	—	9,016	63,383
Accrued distribution fees (Note 3)	246,222	339,178	591,488	599,761	289,156	253,344	243,778	988,145	377,194
Accrued advisory fees (Note 3)	112,194	198,633	261,630	256,343	164,008	115,139	78,746	352,246	205,872
Accrued administration, custodian and transfer agent fees (Note 3)	65,227	116,094	152,112	147,796	95,547	67,321	45,228	204,532	120,569
Accrued trustees’ fees (Note 3)	6,428	6,375	222	6,769	6,068	1,730	1,055	15,167	4,416
Accrued expenses and other liabilities	644,746	1,345,087	1,296,199	1,018,586	1,001,200	565,996	358,195	1,986,741	1,462,260

TOTAL LIABILITIES	144,362,875	189,351,460	273,337,651	177,981,380	219,444,131	123,076,997	74,096,277	165,264,552	211,368,531

NET ASSETS	$3,343,158,785	$6,031,955,553	$7,582,066,819	$7,921,429,145	$5,060,627,769	$3,196,211,553	$2,359,724,312	$10,679,945,280	$6,058,825,223

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$3,603,624,981	$5,912,735,032	$9,760,567,698	$9,353,147,597	$5,165,705,455	$3,846,713,544	$3,203,276,354	$10,732,167,643	$6,595,887,012
Undistributed (distributions in excess of) net investment income	(3,113,241)	(3,961,794)	(2,074,761)	(9,776,843)	2,605,299	2,043,787	1,916,195	(7,648,397)	966,636
Accumulated net realized gain (loss) on investments	(189,400,539)	(119,647,300)	(1,372,205,278)	(762,095,394)	(165,399,274)	(221,735,485)	(604,795,479)	(783,868,670)	(324,596,203)
Net unrealized appreciation (depreciation) on investments	(67,952,416)	242,829,615	(804,220,840)	(659,846,215)	57,716,289	(430,810,293)	(240,672,758)	739,294,704	(213,432,222)

NET ASSETS	$3,343,158,785	$6,031,955,553	$7,582,066,819	$7,921,429,145	$5,060,627,769	$3,196,211,553	$2,359,724,312	$10,679,945,280	$6,058,825,223

NET ASSET VALUE:
Net asset value per Select Sector SPDR share	$46.79	$35.83	$73.45	$15.59	$40.13	$36.54	$36.80	$30.83	$36.39

Shares outstanding (unlimited amount authorized, $0.01 par value)	71,453,252	168,371,809	103,224,200	508,095,427	126,115,324	87,476,000	64,123,725	346,405,897	166,474,160

COST OF INVESTMENTS:
Unaffiliated issuers	$3,402,024,941	$5,766,445,067	$8,381,238,965	$8,476,640,241	$4,997,569,718	$3,623,043,643	$2,593,465,781	$9,908,086,151	$6,251,015,270
Affiliated issuers (Note 3)	146,981,144	191,790,416	274,224,068	271,770,684	215,689,047	111,391,188	76,873,804	186,370,804	218,157,612

Total cost of investments	$3,549,006,085	$5,958,235,483	$8,655,463,033	$8,748,410,925	$5,213,258,765	$3,734,434,831	$2,670,339,585	$10,094,456,955	$6,469,172,882

* Includes investments of securities on loan, at value	$127,404,248	$143,747,237	$230,300,908	$134,123,115	$190,072,957	$92,491,038	$58,765,546	$111,754,526	$144,756,561

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2012

	The Consumer	The Consumer
	Discretionary	Staples	The Energy	The Financial	The Health	The Industrial	The Materials	The Technology	The Utilities
	Select Sector	Select Sector	Select Sector	Select Sector	Care Select Sector	Select Sector	Select Sector	Select Sector	Select Sector
	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$49,314,746	$167,288,649	$138,212,408	$111,431,022	$98,088,329	$78,228,163	$44,935,255	$150,478,825	$276,897,520
Dividend income — affiliated issuers (Note 2)	13,408	29,143	23,134	1,699,506	16,729	15,929	12,040	50,346	36,488
Affiliated securities lending income — net (Note 3 and Note 7)	744,635	254,842	288,654	342,205	249,810	433,187	276,824	552,134	443,869

TOTAL INVESTMENT INCOME	50,072,789	167,572,634	138,524,196	113,472,733	98,354,868	78,677,279	45,224,119	151,081,305	277,377,877

EXPENSES
License fees (Note 3)	1,675,694	3,246,811	4,253,216	3,592,200	2,453,868	1,873,583	1,144,759	5,129,540	3,858,119
Distribution fees (Note 3)	1,473,412	2,869,446	3,757,145	3,162,736	2,164,312	1,653,026	1,009,119	4,519,526	3,416,354
Advisory fees (Note 3)	1,181,654	2,292,611	3,002,095	2,533,563	1,731,874	1,321,944	807,739	3,619,023	2,724,826
Administrator, custodian and transfer agent fees (Note 3)	625,149	1,219,160	1,594,552	1,340,013	919,890	701,981	430,833	1,915,824	1,449,880
Printing and postage expenses	135,019	264,531	343,451	287,695	198,838	151,236	91,873	414,829	316,515
Professional fees	25,200	52,830	63,973	51,660	38,535	27,794	17,080	79,329	63,718
SEC registration expenses	35,878	94,574	115,142	78,791	64,925	46,376	28,101	124,535	119,586
Trustees’ fees (Note 3)	35,671	70,983	89,957	75,025	52,905	39,602	24,012	110,031	84,853
Insurance expense	15,690	25,307	51,372	42,599	22,118	23,289	14,776	44,301	29,157
Miscellaneous expenses	19,189	37,614	48,135	37,551	27,679	20,352	12,027	58,273	45,530

TOTAL EXPENSES BEFORE WAIVERS	5,222,556	10,173,867	13,319,038	11,201,833	7,674,944	5,859,183	3,580,319	16,015,211	12,108,538

Fees waived by administrator, custodian and transfer agent (Note 3)	(9,402)	(22,865)	(29,766)	(21,636)	(15,975)	(12,411)	(7,341)	(31,722)	(29,188)

NET EXPENSES	5,213,154	10,151,002	13,289,272	11,180,197	7,658,969	5,846,772	3,572,978	15,983,489	12,079,350

NET INVESTMENT INCOME	44,859,635	157,421,632	125,234,924	102,292,536	90,695,899	72,830,507	41,651,141	135,097,816	265,298,527

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	383,613,446	458,669,492	49,041,377	261,602,356	168,495,492	115,356,035	79,782,769	535,979,358	471,152,904
Investment transactions — affiliated issuers (Note 3)	—	—	—	531,975	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	326,721,148	577,718,206	1,505,373,482	1,182,279,581	743,222,634	518,464,947	314,419,079	1,663,647,529	36,062,563
Investment transactions — affiliated issuers (Note 3)	—	—	—	13,236,811	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	710,334,594	1,036,387,698	1,554,414,859	1,457,650,723	911,718,126	633,820,982	394,201,848	2,199,626,887	507,215,467

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$755,194,229	$1,193,809,330	$1,679,649,783	$1,559,943,259	$1,002,414,025	$706,651,489	$435,852,989	$2,334,724,703	$772,513,994

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	The Consumer Discretionary		The Consumer Staples		The Energy		The Financial		The Health Care
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$44,859,635	$34,024,866	$157,421,632	$111,015,744	$125,234,924	$123,567,579	$102,292,536	$86,983,728	$90,695,899	$65,207,198
Net realized gain (loss) on investment transactions	383,613,446	347,139,509	458,669,492	261,720,302	49,041,377	1,282,567,646	262,134,331	(100,285,976)	168,495,492	120,890,129
Net change in unrealized appreciation (depreciation) on investments	326,721,148	(274,747,800)	577,718,206	(122,298,477)	1,505,373,482	(932,889,994)	1,195,516,392	(1,193,778,323)	743,222,634	(118,595,727)

Net increase (decrease) in net assets resulting from operations	755,194,229	106,416,575	1,193,809,330	250,437,569	1,679,649,783	473,245,231	1,559,943,259	(1,207,080,571)	1,002,414,025	67,501,600

Net equalization credits and charges	2,885,265	(1,374,615)	4,453,368	6,334,999	1,694,841	672,208	5,408,745	(6,391,060)	(2,229,491)	(2,524,097)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(47,972,876)	(37,879,218)	(165,074,805)	(114,041,329)	(127,309,685)	(134,574,321)	(118,336,836)	(87,226,205)	(88,090,600)	(68,486,044)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sale of shares	8,198,357,752	8,090,841,835	6,832,947,372	7,361,693,347	24,325,132,194	25,997,518,124	23,808,462,234	24,964,537,841	7,557,357,104	8,931,934,237
Cost of shares repurchased	(7,341,659,670)	(8,100,586,767)	(6,961,334,956)	(5,621,025,421)	(24,572,245,154)	(26,736,437,090)	(21,632,885,907)	(24,744,758,917)	(7,520,830,016)	(7,518,842,554)
Net income equalization (Note 2)	(2,885,265)	1,374,615	(4,453,368)	(6,334,999)	(1,694,841)	(672,208)	(5,408,745)	6,391,060	2,229,491	2,524,097

Net increase (decrease) in net assets from SPDR share transactions (Note 4)	853,812,817	(8,370,317)	(132,840,952)	1,734,332,927	(248,807,801)	(739,591,174)	2,170,167,582	226,169,984	38,756,579	1,415,615,780

Net increase (decrease) in net assets during period	1,563,919,435	58,792,425	900,346,941	1,877,064,166	1,305,227,138	(400,248,056)	3,617,182,750	(1,074,527,852)	950,850,513	1,412,107,239
Net assets at beginning of period	1,779,239,350	1,720,446,925	5,131,608,612	3,254,544,446	6,276,839,681	6,677,087,737	4,304,246,395	5,378,774,247	4,109,777,256	2,697,670,017

NET ASSETS END OF PERIOD (1)	$3,343,158,785	$1,779,239,350	$6,031,955,553	$5,131,608,612	$7,582,066,819	$6,276,839,681	$7,921,429,145	$4,304,246,395	$5,060,627,769	$4,109,777,256

SELECT SECTOR SPDR SHARES:
Shares sold	192,700,000	214,100,000	205,700,000	243,850,000	352,700,000	367,300,000	1,685,450,000	1,663,550,000	210,850,000	269,000,000
Shares redeemed	(172,250,000)	(214,550,000)	(210,450,000)	(187,450,000)	(356,700,000)	(379,200,000)	(1,541,800,000)	(1,673,900,000)	(214,200,000)	(228,000,000)

Net increase (decrease)	20,450,000	(450,000)	(4,750,000)	56,400,000	(4,000,000)	(11,900,000)	143,650,000	(10,350,000)	(3,350,000)	41,000,000

(1) Including undistributed (distribution in excess of) net investment income	$(3,113,241)	$—	$(3,961,794)	$3,691,379	$(2,074,761)	$—	$(9,776,843)	$1,415,257	$2,605,299	$—

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	The Industrial		The Materials		The Technology		The Utilities
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$72,830,507	$71,710,314	$41,651,141	$48,329,537	$135,097,816	$94,340,332	$265,298,527	$182,104,712
Net realized gain (loss) on investment transactions	115,356,035	312,582,675	79,782,769	229,583,286	535,979,358	351,073,420	471,152,904	103,865,455
Net change in unrealized appreciation (depreciation) on investments	518,464,947	(537,369,356)	314,419,079	(399,513,274)	1,663,647,529	(416,487,828)	36,062,563	214,330,551

Net increase (decrease) in net assets resulting from operations	706,651,489	(153,076,367)	435,852,989	(121,600,451)	2,334,724,703	28,925,924	772,513,994	500,300,718

Net equalization credits and charges	(1,337,493)	(67,986)	1,756,039	(4,398,194)	7,353,832	2,133,243	(3,927,113)	11,752,247

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(71,350,427)	(71,477,864)	(43,196,352)	(52,262,870)	(145,527,018)	(97,279,895)	(264,331,891)	(190,693,028)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sale of shares	16,129,536,490	12,760,825,519	8,679,055,441	10,064,644,421	6,628,595,013	7,720,612,499	6,092,066,284	6,403,397,809
Cost of shares repurchased	(15,929,711,720)	(13,094,623,434)	(8,355,173,918)	(10,343,580,534)	(4,701,770,685)	(5,451,137,621)	(7,183,045,935)	(4,188,157,197)
Net income equalization (Note 2)	1,337,493	67,986	(1,756,039)	4,398,194	(7,353,832)	(2,133,243)	3,927,113	(11,752,247)

Net increase (decrease) in net assets from SPDR share transactions (Note 4)	201,162,263	(333,729,929)	322,125,484	(274,537,919)	1,919,470,496	2,267,341,635	(1,087,052,538)	2,203,488,365

Net increase (decrease) in net assets during period	835,125,832	(558,352,146)	716,538,160	(452,799,434)	4,116,022,013	2,201,120,907	(582,797,548)	2,524,848,302
Net assets at beginning of period	2,361,085,721	2,919,437,867	1,643,186,152	2,095,985,586	6,563,923,267	4,362,802,360	6,641,622,771	4,116,774,469

NET ASSETS END OF PERIOD (1)	$3,196,211,553	$2,361,085,721	$2,359,724,312	$1,643,186,152	$10,679,945,280	$6,563,923,267	$6,058,825,223	$6,641,622,771

SELECT SECTOR SPDR SHARES:
Shares sold	458,450,000	365,850,000	246,050,000	273,150,000	237,700,000	307,700,000	171,050,000	196,750,000
Shares redeemed	(451,750,000)	(378,400,000)	(237,900,000)	(281,100,000)	(169,600,000)	(218,950,000)	(202,150,000)	(130,350,000)

Net increase (decrease)	6,700,000	(12,550,000)	8,150,000	(7,950,000)	68,100,000	88,750,000	(31,100,000)	66,400,000

(1) Including undistributed (distribution in excess of) net investment income	$2,043,787	$3,627,332	$1,916,195	$5,261,406	$(7,648,397)	$—	$966,636	$—

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Discretionary Select Sector SPDR Fund
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	9/30/12	9/30/11		9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$34.88	$33.44		$27.48	$28.05	$36.74

Income (loss) from investment operations:
Net investment income (1)	0.66	0.58	(2)	0.44	0.45	0.46
Net realized and unrealized gain (loss) (3)	11.88	1.49		6.05	(0.51)	(8.57)

Total from investment operations	12.54	2.07		6.49	(0.06)	(8.11)

Net equalization credits and charges (1)	0.04	(0.02)		(0.10)	(0.06)	(0.09)

Distributions to shareholders from:
Net investment income	(0.67)	(0.61)		(0.43)	(0.45)	(0.49)

Net asset value, end of period	$46.79	$34.88		$33.44	$27.48	$28.05

Total return (4)	36.25%	6.00	%(2)	23.39%	(0.04)%	(22.39)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$3,343,159	$1,779,239		$1,720,447	$1,268,295	$995,833
Ratio of expenses to average net assets	0.18%	0.19%		0.20%	0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%		0.20%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets	1.55%	1.52	%(2)	1.42%	1.99%	1.44%
Portfolio turnover rate (5)	4.80%	6.76%		8.29%	4.21%	8.56%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.05 per share and 0.14% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been 5.81%.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Staples Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$29.64	$27.88	$25.49	$27.42	$27.94

Income (loss) from investment operations:
Net investment income	0.94 (1)	0.88 (1)	0.80 (1)	0.71 (1)	0.59
Net realized and unrealized gain (loss) (2)	6.17	1.69	2.39	(1.91)	(0.53)

Total from investment operations	7.11	2.57	3.19	(1.20)	0.06

Net equalization credits and charges (1)	0.03	0.05	(0.04)	(0.05)	0.02

Distributions to shareholders from:
Net investment income	(0.95)	(0.86)	(0.76)	(0.68)	(0.60)

Net asset value, end of period	$35.83	$29.64	$27.88	$25.49	$27.42

Total return (3)	24.28%	9.38%	12.50%	(4.37)%	0.28%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$6,031,956	$5,131,609	$3,254,544	$1,885,361	$2,916,858
Ratio of expenses to average net assets	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets	2.82%	2.91%	2.95%	3.05%	2.22%
Portfolio turnover rate (4)	12.41%	3.64%	5.07%	14.41%	3.20%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Energy Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$58.54	$56.05	$53.96	$63.87	$74.99

Income (loss) from investment operations:
Net investment income	1.19 (1)	1.01 (1)	1.01 (1)	0.96 (1)	0.93
Net realized and unrealized gain (loss) (2)	14.91	2.55	2.15	(9.85)	(11.07)

Total from investment operations	16.10	3.56	3.16	(8.89)	(10.14)

Net equalization credits and charges (1)	0.02	0.01	(0.06)	(0.05)	(0.13)

Distributions to shareholders from:
Net investment income	(1.21)	(1.08)	(1.01)	(0.97)	(0.85)

Net asset value, end of period	$73.45	$58.54	$56.05	$53.96	$63.87

Total return (3)	27.68%	6.07%	5.80%	(13.81)%	(13.87)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$7,582,067	$6,276,840	$6,677,088	$5,218,998	$6,617,777
Ratio of expenses to average net assets	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets	1.71%	1.43%	1.80%	1.98%	1.08%
Portfolio turnover rate (4)	5.47%	3.48%	7.68%	24.39%	6.87%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Financial Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$11.81	$14.35	$14.94	$20.09	$34.28

Income (loss) from investment operations:
Net investment income	0.24 (1)	0.19 (1)	0.15 (1)	0.35 (1)	0.86
Net realized and unrealized gain (loss) (2)	3.79	(2.52)	(0.58)	(5.12)	(14.48)

Total from investment operations	4.03	(2.33)	(0.43)	(4.77)	(13.62)

Net equalization credits and charges (1)	0.01	(0.01)	(0.01)	0.00 (3)	0.28

Distributions to shareholders from:
Net investment income	(0.26)	(0.20)	(0.15)	(0.38)	(0.85)

Net asset value, end of period	$15.59	$11.81	$14.35	$14.94	$20.09

Total return (4)	34.44%	(16.57)%	(2.95)%	(23.21)%	(39.24)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$7,921,429	$4,304,246	$5,378,774	$7,494,113	$11,898,718
Ratio of expenses to average net assets	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets	1.65%	1.25%	1.01%	2.95%	3.20%
Portfolio turnover rate (5)	7.69%	7.07%	15.57%	16.74%	18.24%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Health Care Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$31.74	$30.49	$28.72	$30.43	$35.41

Income (loss) from investment operations:
Net investment income (1)	0.78	0.66	0.59	0.58	0.55
Net realized and unrealized gain (loss) (2)	8.40	1.28	1.78	(1.69)	(4.97)

Total from investment operations	9.18	1.94	2.37	(1.11)	(4.42)

Net equalization credits and charges (1)	(0.02)	(0.03)	(0.02)	(0.04)	(0.01)

Distributions to shareholders from:
Net investment income	(0.77)	(0.66)	(0.58)	(0.56)	(0.55)

Net asset value, end of period	$40.13	$31.74	$30.49	$28.72	$30.43

Total return (3)	29.04%	6.19%	8.21%	(3.58)%	(12.55)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$5,060,628	$4,109,777	$2,697,670	$1,979,592	$2,377,145
Ratio of expenses to average net assets	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets	2.15%	1.98%	1.96%	2.22%	1.68%
Portfolio turnover rate (4)	4.70%	6.99%	4.38%	5.61%	3.69%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Industrial Select Sector SPDR Fund
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	9/30/12	9/30/11		9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$29.23	$31.28		$26.39	$30.66	$40.92

Income (loss) from investment operations:
Net investment income (1)	0.80	0.69		0.60	0.67	0.69
Net realized and unrealized gain (loss) (2)	7.32	(2.05)		4.93	(4.25)	(10.21)

Total from investment operations	8.12	(1.36)		5.53	(3.58)	(9.52)

Net equalization credits and charges (1)	(0.01)	(0.00	)(3)	(0.05)	(0.01)	(0.05)

Distributions to shareholders from:
Net investment income	(0.80)	(0.69)		(0.59)	(0.68)	(0.69)

Net asset value, end of period	$36.54	$29.23		$31.28	$26.39	$30.66

Total return (4)	27.84%	(4.67)%		20.94%	(11.25)%	(23.55)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$3,196,212	$2,361,086		$2,919,438	$2,010,293	$1,663,838
Ratio of expenses to average net assets	0.18%	0.19%		0.20%	0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%		0.20%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets	2.26%	1.96%		2.04%	2.96%	1.85%
Portfolio turnover rate (5)	7.63%	4.01%		8.82%	9.51%	4.27%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Materials Select Sector SPDR Fund
	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	9/30/12	9/30/11		9/30/10		9/30/09	9/30/08

Net asset value, beginning of period	$29.36	$32.79		$30.96		$33.10	$42.15

Income (loss) from investment operations:
Net investment income (1)	0.75	0.76	(2)	1.08	(3)	0.64	0.94
Net realized and unrealized gain (loss) (4)	7.41	(3.30)		1.93		(2.05)	(8.78)

Total from investment operations	8.16	(2.54)		3.01		(1.41)	(7.84)

Net equalization credits and charges (1)	0.03	(0.07)		(0.13)		(0.05)	(0.28)

Distributions to shareholders from:
Net investment income	(0.75)	(0.82)		(1.05)		(0.68)	(0.93)

Net asset value, end of period	$36.80	$29.36		$32.79		$30.96	$33.10

Total return (5)	28.06%	(8.45)%		9.39%		(3.85)%	(19.58)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$2,359,724	$1,643,186		$2,095,986		$1,725,054	$1,395,939
Ratio of expenses to average net assets	0.18%	0.19%		0.20%		0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%		0.21%		0.22%	0.22%
Ratio of net investment income (loss) to average net assets	2.11%	2.02	%(2)	3.35	%(3)	2.54%	2.27%
Portfolio turnover rate (6)	11.58%	13.86%		13.98%		35.67%	12.03%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.09 per share and 0.23% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (8.77)%.
(3)	Net investment income per share and the ratio of net investment income to average net assets reflect a special one time dividend from a portfolio holding (Weyerhauser Co.). The resulting increase to net investment income amounted to $0.52 per share and 1.61% of average net assets.
(4)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(6)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Technology Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$23.59	$23.02	$20.84	$19.83	$27.00

Income (loss) from investment operations:
Net investment income (1)	0.43	0.36	0.32	0.30	0.27
Net realized and unrealized gain (loss) (2)	7.23	0.57	2.18	1.01	(7.16)

Total from investment operations	7.66	0.93	2.50	1.31	(6.89)

Net equalization credits and charges (1)	0.02	0.01	(0.01)	0.02	(0.01)

Distributions to shareholders from:
Net investment income	(0.44)	(0.37)	(0.31)	(0.32)	(0.27)

Net asset value, end of period	$30.83	$23.59	$23.02	$20.84	$19.83

Total return (3)	32.76%	3.97%	11.97%	7.01%	(25.68)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$10,679,945	$6,563,923	$4,362,802	$3,854,165	$2,436,742
Ratio of expenses to average net assets	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets	1.53%	1.41%	1.43%	1.75%	1.12%
Portfolio turnover rate (4)	5.28%	4.95%	4.77%	7.38%	9.31%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Utilities Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$33.62	$31.38	$29.31	$33.11	$39.90

Income (loss) from investment operations:
Net investment income (1)	1.42	1.35	1.28	1.25	1.19
Net realized and unrealized gain (loss) (2)	2.80	2.15	2.05	(3.80)	(6.63)

Total from investment operations	4.22	3.50	3.33	(2.55)	(5.44)

Net equalization credits and charges (1)	(0.02)	0.09	0.01	0.01	(0.15)

Distributions to shareholders from:
Net investment income	(1.43)	(1.35)	(1.27)	(1.26)	(1.20)

Net asset value, end of period	$36.39	$33.62	$31.38	$29.31	$33.11

Total return (3)	12.64%	11.63%	11.64%	(7.43)%	(14.39)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$6,058,825	$6,641,623	$4,116,774	$2,462,725	$2,218,518
Ratio of expenses to average net assets	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of expenses to average net assets before waivers	0.18%	0.19%	0.20%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets	3.99%	4.17%	4.25%	4.49%	2.97%
Portfolio turnover rate (4)	4.23%	3.20%	10.84%	9.63%	3.83%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2012

1.	Organization

The Select Sector SPDR Trust (the “Trust”) was organized in the Commonwealth of Massachusetts on June 10, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in a particular sector or group of industries that are represented by a specified market sector index (each a “Select Sector Index”). Each of the nine Select Sector Indices represents a basket of equity securities of public companies that are components of the S&P 500. The Trust is comprised of the following series: The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Technology Select Sector SPDR Fund and The Utilities Select Sector SPDR Fund (each a “Fund” or “Select Sector SPDR Fund” and collectively the “Funds” or “Select Sector SPDR Funds”). Each Fund operates as a non-diversified investment company. The investment objective of each Fund is to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of a specific Select Sector Index.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Each Fund’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the relevant Select Sector Index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the relevant Select Sector Index. Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. These financial statements are presented in United States Dollars.

Security Valuation

The value of each Fund’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s respective Select Sector Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s respective Select Sector Index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds’ investments by industry. The Funds did not hold any investments valued using Level 2 or Level 3 inputs as of September 30, 2012 and did not have any transfers between levels for the year ended September 30, 2012.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Distributions

Each Fund declares and distributes dividends from net investment income to its shareholders quarterly. Each Fund declares and distributes net realized capital gains, if any, at least annually.

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Select Sector SPDR shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Select Sector SPDR shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of nonreclaimable foreign tax withholdings on the ex-dividend date.

Subsequent Events

Events or transactions occuring after period end through the date the financial statements were issued have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure or adjustment.

Federal Income Tax

Each Fund has qualified and intends to continue to qualify for and elect treatment as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales. Net investment income per share calculations in the Financial Highlights for all years presented exclude these differences.

The Funds have reviewed the tax positions for the open tax years as of September 30, 2012 and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

For the year ended September 30, 2012, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (See Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

The Consumer Discretionary Select Sector SPDR Fund	$416,641,889
The Consumer Staples Select Sector SPDR Fund	524,526,972
The Energy Select Sector SPDR Fund	150,001,765
The Financial Select Sector SPDR Fund	374,336,727
The Health Care Select Sector SPDR Fund	197,538,043
The Industrial Select Sector SPDR Fund	154,501,305
The Materials Select Sector SPDR Fund	138,321,294
The Technology Select Sector SPDR Fund	625,912,856
The Utilities Select Sector SPDR Fund	526,878,619

At September 30, 2012, the Funds had the following capital loss carryforwards, which may be utilized to offset any net realized capital gains, expiring September 30:

								Non-Expiring —	Non-Expiring —
	2013	2014	2015	2016	2017	2018	2019	Short Term	Long Term

The Consumer Discretionary Select Sector SPDR Fund	$997,052	$9,450,752	$7,544,551	$4,343,910	$17,652,701	$44,152,294	$41,068,081	$14,433,723	$49,123,879
The Consumer Staples Select Sector SPDR Fund	799,804	23,679,427	175,734	2,872,408	—	3,835,906	7,952,209	9,583,977	69,161,467
The Energy Select Sector SPDR Fund	821,860	50,406	94,186,580	16,887,031	46,397,013	932,038,288	120,300,080	—	155,207,119
The Financial Select Sector SPDR Fund	4,176,362	9,961,554	10,349,660	41,633,377	423,127,850	90,041,088	5,257,095	73,651,016	95,295,112
The Health Care Select Sector SPDR Fund	6,333,060	7,166,786	3,362,549	1,330,406	21,726,896	29,635,140	22,933,364	1,453,973	70,305,907
The Industrial Select Sector SPDR Fund	1,389,592	4,968,985	7,287,655	5,756,566	15,013,076	80,582,108	27,687,839	19,527,340	56,557,090
The Materials Select Sector SPDR Fund	1,867,693	3,631,452	400,900	2,396,678	34,304,196	254,329,658	159,773,879	82,729,421	61,873,309
The Technology Select Sector SPDR Fund	9,613,457	52,407,581	149,073,403	64,942,837	121,713,434	135,090,209	61,133,352	11,840,255	169,848,681
The Utilities Select Sector SPDR Fund	400,327	2,962,529	4,942,581	—	23,780,627	83,031,840	104,752,494	3,901,275	93,489,005

During the tax year ended September 30, 2012, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

The Consumer Discretionary Select Sector SPDR Fund	$—	$2,502,233
The Consumer Staples Select Sector SPDR Fund	—	23,758,907
The Energy Select Sector SPDR Fund	—	6,684,065
The Financial Select Sector SPDR Fund	—	8,078,713
The Health Care Select Sector SPDR Fund	—	1,306,855
The Industrial Select Sector SPDR Fund	—	6,331,812
The Materials Select Sector SPDR Fund	—	2,359,563
The Technology Select Sector SPDR Fund	—	123,285,364
The Utilities Select Sector SPDR Fund	—	15,559,181

Under current tax laws, certain capital losses realized after October 31 and ordinary income losses realized after December 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

for federal income tax purposes to defer the following current year post October 31 and post December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

	Post October	Late Year
	Capital Loss Deferral	Ordinary Loss Deferral

The Consumer Discretionary Select Sector SPDR Fund	$—	$—
The Consumer Staples Select Sector SPDR Fund	—	—
The Energy Select Sector SPDR Fund	—	—
The Financial Select Sector SPDR Fund	—	—
The Health Care Select Sector SPDR Fund	—	—
The Industrial Select Sector SPDR Fund	—	—
The Materials Select Sector SPDR Fund	—	—
The Technology Select Sector SPDR Fund	—	—
The Utilities Select Sector SPDR Fund	—	—

For the year ended September 30, 2012, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended September 30, 2012, was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

The Consumer Discretionary Select Sector SPDR Fund	$47,972,876	$—	$—
The Consumer Staples Select Sector SPDR Fund	165,074,805	—	—
The Energy Select Sector SPDR Fund	127,309,685	—	—
The Financial Select Sector SPDR Fund	118,336,836	—	—
The Health Care Select Sector SPDR Fund	88,090,600	—	—
The Industrial Select Sector SPDR Fund	71,350,427	—	—
The Materials Select Sector SPDR Fund	43,196,352	—	—
The Technology Select Sector SPDR Fund	145,527,018	—	—
The Utilities Select Sector SPDR Fund	264,331,891	—	—

The tax character of distributions paid during the year ended September 30, 2011, was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

The Consumer Discretionary Select Sector SPDR Fund	$37,879,218	$—	$—
The Consumer Staples Select Sector SPDR Fund	114,041,329	—	—
The Energy Select Sector SPDR Fund	134,574,321	—	—
The Financial Select Sector SPDR Fund	87,226,205	—	—
The Health Care Select Sector SPDR Fund	68,486,044	—	—
The Industrial Select Sector SPDR Fund	71,477,864	—	—
The Materials Select Sector SPDR Fund	52,262,870	—	—
The Technology Select Sector SPDR Fund	97,279,895	—	—
The Utilities Select Sector SPDR Fund	190,693,028	—	—

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation
	Income	Capital Gains	(Depreciation)

The Consumer Discretionary Select Sector SPDR Fund	$8,881,481	$—	$(68,586,014)
The Consumer Staples Select Sector SPDR Fund	40,257,905	—	241,243,248
The Energy Select Sector SPDR Fund	34,055,257	—	(810,537,741)
The Financial Select Sector SPDR Fund	24,471,140	—	(668,448,495)
The Health Care Select Sector SPDR Fund	26,090,891	—	56,565,096
The Industrial Select Sector SPDR Fund	23,841,637	—	(433,775,527)
The Materials Select Sector SPDR Fund	15,148,295	—	(244,161,052)
The Technology Select Sector SPDR Fund	36,961,139	—	731,089,243
The Utilities Select Sector SPDR Fund	62,882,726	—	(220,767,748)

3.	Related Party Fees and Transactions

Adviser Fees

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (“Investment Advisory Agreement” or “Agreement”) with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services provided to each Fund under its Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. The advisory fee is a sliding fee scale calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; and (iv) 0.03% of average daily net assets on the remainder of net assets of the Trust. From time to time, the Adviser may waive all or a portion of its fees. The Adviser did not waive any of its fees in the current period.

Unitary Fee

A “unitary” fee is paid by each Fund to State Street Bank and Trust Company (“State Street”) for the Administration, Custody and Transfer Agency services it provides to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. As of February 1, 2012, the unitary fee is a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets of the Trust up to the first $4.5 billion of net assets; (ii) 0.05% of average daily net assets up to the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets of the next $3.5 billion of net assets of the Trust; (iv) 0.015% of average daily net assets of the next $10.0 billion of net assets of the Trust; and (v) 0.0075% of average daily net assets on the remainder of net assets. Prior to February 1, 2012, the unitary fee was a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets of the Trust up to the first $4.5 billion of net assets; (ii) 0.05% of average daily net assets up to the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets of the next $3.5 billion of net assets of the Trust; and (iv) 0.015% of average daily net assets of the next $10 billion of net assets of the Trust; and (v) 0.01% of the average daily assets on the remainder of net assets. State Street had voluntarily undertaken to waive 0.0025% of its unitary fee on net assets of the Trust over $22.5 billion through January 31, 2012. State Street has not entered into an agreement with the Trust to recapture waived fees in subsequent periods.

The waiver amounts for each Fund’s allocation of the unitary fee for a portion of the year ended September 30, 2012 are identified in the Statements of Operations.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 7 for additional information regarding securities lending.

For the year ended September 30, 2012, State Street earned securities lending agent fees as follows:

Securities Lending
Agent Fees

The Consumer Discretionary Select Sector SPDR Fund	$131,405
The Consumer Staples Select Sector SPDR Fund	44,965
The Energy Select Sector SPDR Fund	50,929
The Financial Select Sector SPDR Fund	60,382
The Health Care Select Sector SPDR Fund	38,077
The Industrial Select Sector SPDR Fund	76,439
The Materials Select Sector SPDR Fund	48,845
The Technology Select Sector SPDR Fund	97,429
The Utilities Select Sector SPDR Fund	78,314

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. The Board has limited each Fund’s 12b-1 fee to 0.054% of its average daily net assets through January 31, 2012, and 0.050% of average daily net assets from February 1, 2012, through at least January 31, 2014.

Trustees’ Fees

Effective January 1, 2012, the Trust pays each Trustee who is not an “interested person” (as defined in the 1940 Act) an annual fee of $88,000 plus a per meeting fee of $6,000 for each meeting of the Board attended by the Trustee and $2,000 for each telephone meeting. The Chairman of the Board receives an additional fee of $28,000 per year. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Audit Committee members receive $3,500 per Committee meeting attended and Nominating and Governance Committee members receive $2,000 per Committee meeting attended. The Chairperson of the Audit Committee also receives an $8,000 annual fee and the Chairperson of the Nominating and Governance Committee also receives an annual fee of $4,000.

Prior to January 1, 2012, the Trust paid each Trustee who is not an “interested person” (as defined in the 1940 Act) an annual fee of $72,000 plus a per meeting fee of $5,000 for each meeting of the Board attended by the Trustee and $1,500 for each telephone meeting. The Chairman of the Board received an additional fee of $20,000 per year. The Trust also reimbursed each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Audit Committee members received $2,500 per Committee meeting attended. The Chairperson of the Audit Committee also received a $4,000 annual fee.

Additional Expenses

Standard and Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies (“S&P”), NYSE Arca, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) have entered into a license agreement with respect to each Select Sector Index. The Trust has entered into a sub-license agreement whereby the Trust agrees to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

$450,000 (the “Minimum Annual Fee”), and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust up to $35 billion, 0.02% of the aggregate net assets of the Trust from $35 billion up to and including $50 billion and 0.01% on the remainder of net assets of the Trust. The fees to S&P and Merrill Lynch are payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

Transactions with Affiliated Issuers

The Financial Select Sector SPDR Fund has invested in an affiliated company, State Street Corp. Amounts relating to this investment at September 30, 2012, and for the period then ended are:

Number of							Number of
Shares Held	Cost at	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
at 9/30/11	9/30/11	9/30/11	Cost	Shares	Proceeds	Shares	at 9/30/12	9/30/12	Income	Gain/(Loss)

1,545,645	$70,811,959	$49,707,943	$204,014,541	4,920,491	$182,912,581	4,450,438	2,015,698	$84,578,688	$1,680,813	$531,975

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund — Institutional Class (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”). The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by a Fund from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in Prime Portfolio and/or Liquid Reserves Fund at September 30, 2012 and for the period then ended are:

	Value at	Purchased		Sold		Value at
Prime Portfolio	9/30/11	Cost	Shares	Proceeds	Shares	9/30/12	Income

The Consumer Discretionary Select Sector SPDR Fund	$96,892,617	$852,507,400	852,507,400	$818,108,348	818,108,348	$131,291,669	$738,841
The Consumer Staples Select Sector SPDR Fund	142,489,554	938,120,896	938,120,896	937,542,818	937,542,818	143,067,632	251,870
The Energy Select Sector SPDR Fund	100,170,748	1,883,259,335	1,883,259,335	1,748,524,101	1,748,524,101	234,905,982	288,640
The Financial Select Sector SPDR Fund	144,296,216	1,095,832,148	1,095,832,148	1,105,131,698	1,105,131,698	134,996,666	339,851
The Health Care Select Sector SPDR Fund	91,781,838	1,314,898,792	1,314,898,792	1,212,278,070	1,212,278,070	194,402,560	249,810
The Industrial Select Sector SPDR Fund	108,315,825	915,174,865	915,174,865	934,065,928	934,065,928	89,424,762	424,340
The Materials Select Sector SPDR Fund	100,601,043	738,104,934	738,104,934	778,568,802	778,568,802	60,137,175	273,367
The Technology Select Sector SPDR Fund	119,460,414	1,324,597,190	1,324,597,190	1,334,528,334	1,334,528,334	109,529,270	548,977
The Utilities Select Sector SPDR Fund	163,816,373	2,587,671,128	2,587,671,128	2,604,268,754	2,604,268,754	147,218,747	413,951

	Value at	Purchased		Sold		Value at
Liquid Reserves Fund	9/30/11	Cost	Shares	Proceeds	Shares	9/30/12	Income

The Consumer Discretionary Select Sector SPDR Fund	$1,547,322	$79,338,411	79,338,411	$65,196,258	65,196,258	$15,689,475	$13,408
The Consumer Staples Select Sector SPDR Fund	7,061,290	294,765,847	294,765,847	253,104,353	253,104,353	48,722,784	29,143
The Energy Select Sector SPDR Fund	7,174,578	216,394,989	216,394,989	184,251,481	184,251,481	39,318,086	23,134
The Financial Select Sector SPDR Fund	8,465,728	229,453,301	229,453,301	193,590,904	193,590,904	44,328,125	18,693
The Health Care Select Sector SPDR Fund	4,118,194	156,581,059	156,581,059	139,412,766	139,412,766	21,286,487	16,729
The Industrial Select Sector SPDR Fund	4,150,289	185,463,860	185,463,860	167,647,723	167,647,723	21,966,426	15,929
The Materials Select Sector SPDR Fund	3,340,822	70,381,696	70,381,696	56,985,889	56,985,889	16,736,629	12,040
The Technology Select Sector SPDR Fund	26,793,302	310,891,193	310,891,193	260,842,961	260,842,961	76,841,534	50,346
The Utilities Select Sector SPDR Fund	13,697,413	455,619,053	455,619,053	398,377,601	398,377,601	70,938,865	36,488

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

4.	Shareholder Transactions

Select Sector SPDR Fund shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis only, with a separate cash payment which is equivalent to the undistributed net investment income per share (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Funds’ custodian and are used to defray related expenses.

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at September 30, 2012 were as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

The Consumer Discretionary Select Sector SPDR Fund	$3,549,639,683	$189,549,984	$258,135,998	$(68,586,014)
The Consumer Staples Select Sector SPDR Fund	5,959,821,850	372,088,188	130,844,940	241,243,248
The Energy Select Sector SPDR Fund	8,661,779,934	227,031,299	1,037,569,040	(810,537,741)
The Financial Select Sector SPDR Fund	8,757,013,205	124,083,131	792,531,626	(668,448,495)
The Health Care Select Sector SPDR Fund	5,214,409,958	217,517,864	160,952,768	56,565,096
The Industrial Select Sector SPDR Fund	3,737,400,065	8,626,267	442,401,794	(433,775,527)
The Materials Select Sector SPDR Fund	2,673,827,879	43,316,907	287,477,959	(244,161,052)
The Technology Select Sector SPDR Fund	10,102,662,416	1,397,023,472	665,934,229	731,089,243
The Utilities Select Sector SPDR Fund	6,476,508,408	222,309,472	443,077,220	(220,767,748)

6.	Investment Transactions

For the year ended September 30, 2012, the Trust had in-kind contributions, in-kind redemptions and in-kind net realized gain as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

The Consumer Discretionary Select Sector SPDR Fund	$6,217,040,833	$5,363,024,768	$418,479,636
The Consumer Staples Select Sector SPDR Fund	5,572,427,595	5,705,607,805	528,471,594
The Energy Select Sector SPDR Fund	16,418,985,826	16,657,301,545	165,798,264
The Financial Select Sector SPDR Fund	16,842,353,950	14,689,162,175	396,056,724
The Health Care Select Sector SPDR Fund	6,172,209,732	6,133,537,235	209,404,543
The Industrial Select Sector SPDR Fund	12,667,839,183	12,468,015,759	159,606,770
The Materials Select Sector SPDR Fund	6,781,156,469	6,458,891,365	150,508,193
The Technology Select Sector SPDR Fund	5,430,258,830	3,511,120,122	639,241,034
The Utilities Select Sector SPDR Fund	4,450,024,378	5,537,016,720	540,978,628

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes. The table represents the accumulation of the Funds’ daily net shareholder transactions while the Statements of Changes reflects gross shareholder transactions including any income equalization or cash component of the transactions.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

For the year ended September 30, 2012, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

The Consumer Discretionary Select Sector SPDR Fund	$138,202,270	$144,768,745
The Consumer Staples Select Sector SPDR Fund	688,168,024	688,762,439
The Energy Select Sector SPDR Fund	398,991,986	405,168,014
The Financial Select Sector SPDR Fund	492,751,011	474,612,411
The Health Care Select Sector SPDR Fund	239,245,056	202,782,999
The Industrial Select Sector SPDR Fund	249,200,578	243,191,350
The Materials Select Sector SPDR Fund	225,529,337	226,800,162
The Technology Select Sector SPDR Fund	493,005,302	463,734,983
The Utilities Select Sector SPDR Fund	298,370,547	278,539,685

7.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security on loan due to market fluctuation of security values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are the subject of the loan, the borrower will be notified to provide additional collateral on the next business day. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights, in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of September 30, 2012 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Funds and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

8.	Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2012

To the Trustees and Shareholders of
The Select Sector SPDR Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine funds, listed in footnote 1, (each a “Fund”) comprising The Select Sector SPDR Trust (the “Trust”) at September 30, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s Management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 27, 2012

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
September 30, 2012 (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, distribution (12b-1) fees, administration, custodian and transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at April 1, 2012 and held for the six months ended September 30, 2012.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. If you buy or sell Select Sector SPDR Fund shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/12 to
	Ratio	4/1/12	9/30/12	9/30/12

Actual
The Consumer Discretionary Select Sector SPDR Fund	0.18%	$1,000	$1,045.40	$0.92
The Consumer Staples Select Sector SPDR Fund	0.18%	$1,000	$1,066.10	$0.93
The Energy Select Sector SPDR Fund	0.18%	$1,000	$1,033.30	$0.91
The Financial Select Sector SPDR Fund	0.18%	$1,000	$995.70	$0.90
The Health Care Select Sector SPDR Fund	0.18%	$1,000	$1,077.60	$0.93
The Industrial Select Sector SPDR Fund	0.18%	$1,000	$987.80	$0.89
The Materials Select Sector SPDR Fund	0.18%	$1,000	$1,006.10	$0.90
The Technology Select Sector SPDR Fund	0.18%	$1,000	$1,030.40	$0.91
The Utilities Select Sector SPDR Fund	0.18%	$1,000	$1,058.90	$0.93

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/12 to
	Ratio	4/1/12	9/30/12	9/30/12

Hypothetical (assuming a 5% return before expenses)
The Consumer Discretionary Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91
The Consumer Staples Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91
The Energy Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91
The Financial Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91
The Health Care Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91
The Industrial Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91
The Materials Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91
The Technology Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91
The Utilities Select Sector SPDR Fund	0.18%	$1,000	$1,024.10	$0.91

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2012.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

The Consumer Discretionary Select Sector SPDR Fund	98.15%
The Consumer Staples Select Sector SPDR Fund	99.98
The Energy Select Sector SPDR Fund	92.26
The Financial Select Sector SPDR Fund	71.26
The Health Care Select Sector SPDR Fund	96.32
The Industrial Select Sector SPDR Fund	88.10
The Materials Select Sector SPDR Fund	93.34
The Technology Select Sector SPDR Fund	100.00
The Utilities Select Sector SPDR Fund	98.06

For the fiscal year ended September 30, 2012 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at www.sectorspdrs.com.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-Sector-ETF (732-8673) or (ii) on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Information regarding how proxies were voted relating to the Funds’ portfolio securities for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number above (toll free) and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.sectorspdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-Sector-ETF (732-8673).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees
GEORGE R. GASPARI c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1940	Trustee, Chairman (3-Year Term), Member of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Financial Services Consultant (1996 to present).	9	Director and Member of the Audit Committee, Liberty All-Star Growth Fund, Inc.; Trustee and Member of the Audit Committee, Liberty All-Star Equity Fund.
CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1951	Trustee; Chair of the Audit Committee (3-Year Term), Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Retired; Trustee and Treasurer of Portland Community College Foundation (2001 to present); Finance Committee Member/Chairman Portland Community College Foundation (January 2001 to present); Active CPA in Oregon.	9	Trustee and Treasurer of Portland Community College Foundation; Lead Independent Director, ALPS Series Trust; Director and Member of the Investment Committee, Russell Fund Complex.
ERNEST J. SCALBERG c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1945	Trustee, Member of the Audit Committee, Chairman of the Nominating and Governance Committee (3-Year Term)	Unlimited Elected: October 1998	Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to present); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 to 2009); Director, Adviser or Trustee to numerous non-profit organizations (1974 to present).	9	Director and Member of the Audit and Nominating Committees, db-X Target Date Funds, Inc.; Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1946	Trustee; Member of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Director, Special Projects, CFA Institute (2010 to present); Director, Industry Relations, CFA Institute (2005 to 2010); Trustee of Lehigh University (October 1998 to June 2010) and Chair of the Investment Sub-Committee for the Lehigh University Endowment Fund (October 1998 to December 2008).	9	Trustee Emeritus of Lehigh University; Director, Chairman of the Audit Committee and Member of the Nominating Committee, db-X Target Date Funds, Inc.; Director, Real Estate Information Standards Board.
Interested Trustee
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Trustee; President (Principal Executive Officer)	Unlimited Elected: Trustee November 2005; President November 2010	Chairman and Director, SSgA Funds Management, Inc. (2005 to present); President, SSgA Funds Management, Inc. (2005 to 2012); Senior Managing Director, State Street Global Advisors (March 2006 to present); Principal, State Street Global Advisors (2006 to present).	170	SPDR Series Trust (Trustee); SPDR Index Shares Funds (Trustee); State Street Master Funds (Trustee); State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2012 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

Officers
MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Unlimited Elected: February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008 to present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005 to 2008).
CHAD C. HALLETT State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1969	Treasurer and Principal Financial Officer	Unlimited Elected: November 2007	Vice President, State Street Bank and Trust Company (2001 to present).*
LAURA F. DELL State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1964	Assistant Treasurer	Unlimited Elected: November 2007	Vice President, State Street Bank and Trust Company (2002-present).*
MATTHEW FLAHERTY State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1971	Assistant Treasurer	Unlimited Elected: May 2005	Assistant Vice President, State Street Bank and Trust Company (1994 to present).*
RYAN M. LOUVAR State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1972	Secretary	Unlimited Elected: August 2008	Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005 to present).*
MARK E. TUTTLE State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1970	Assistant Secretary	Unlimited Elected: August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007 to present).*
JACQUELINE ANGELL State Street Bank and Trust Company 20 Churchill Place London E14 5HJ 1974	Chief Compliance Officer	Unlimited Elected: February 2011	Head of UK Compliance, State Street Bank and Trust Company (July 2012-present); Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-June 2012); Director of Investment Adviser Oversight, Fidelity Investments (1999-2008).

*	Served in various capacities and/or with various affiliated companies during the noted time period.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

The Select Sector SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SPDR Series Trust

SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Mortgage Finance ETF (KME)
SPDR S&P Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR S&P 1500 Value Tilt ETF (VLU)
SPDR S&P 1500 Momentum Tilt ETF (MMTM)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays 1-3 Month T-Bill ETF (BIL)
SPDR Barclays TIPS ETF (IPE)
SPDR Barclays Short Term Treasury ETF (SST)
SPDR Barclays Intermediate Term Treasury ETF (ITE)
SPDR Barclays Long Term Treasury ETF (TLO)
SDPR Barclays Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Long Term Corporate Bond ETF (LWC)
SPDR Barclays Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Convertible Securities ETF (CWB)
SPDR Barclays Mortgage Backed Bond ETF (MBG)
SPDR Barclays Aggregate Bond ETF (LAG)

SPDR Nuveen Barclays Municipal Bond ETF (TFI)
SPDR Nuveen Barclays California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Barclays Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays International Treasury Bond ETF (BWX)
SPDR Barclays International Corporate Bond ETF (IBND)
SPDR Barclays Emerging Markets Local Bond ETF (EBND)
SPDR Barclays High Yield Bond ETF (JNK)
SPDR Barclays Short Term High Yield Bond ETF (SJNK)
SPDR Barclays Investment Grade Floating Rate ETF (FLRN)
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Small Cap Emerging Asia Pacific ETF (GMFS)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR MSCI ACWI IMI ETF (ACIM)
SPDR MSCI EM 50 ETF (EMFT)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SSgA Active ETF Trust

SPDR SSgA Multi-Asset Real Return ETF (RLY)
SPDR SSgA Income Allocation ETF (INKM)
SPDR SSgA Global Allocation ETF (GAL)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust, SPDR Index Shares Funds and SSgA Active ETF Trust. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

Trustees
Cheryl Burgermeister
George R. Gaspari, Chairman
James E. Ross
Ernest J. Scalberg
R. Charles Tschampion

Officers
James E. Ross, President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew Flaherty, Assistant Treasurer
Laura Dell, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Jacqueline Angell, Chief Compliance Officer

Investment Manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Administrator and Transfer Agent
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10166

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

The Select Sector SPDR Trust is distributed by ALPS Distributors, Inc.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.

SPDR SS AR

Visit www.sectorspdrs.com or call 1-866-SECTOR-ETF (1-866-732-8673)

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
     (2) Cheryl Burgermeister, George Gaspari, Ernest Scalberg and R. Charles Tschampion are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ending September 30, 2012 and September 30, 2011, the aggregate audit fees billed for professional services rendered by the principal accountant were $177,900 and $177,900, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.
(b) Audit-Related Fees.
For the fiscal years ending September 30, 2012 and September 30, 2011, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements that are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ending September 30, 2012 and September 30, 2011, the aggregate tax fees billed for professional services rendered by the principal accountant were $75,420 and $75,420, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.
(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2012 and September 30, 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:
Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The Audit Committee shall pre-approve all audit services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees;*

b.	Pre-Approval of Non-Audit Services Provided to the Investment Adviser and Certain Control Persons: The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**
(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $2,705,982 and $2,518,417, respectively. Such information is not readily available on a fiscal year basis.
(h) The principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the

*	De Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

**	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).

registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.
Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are George Gaspari, Cheryl Burgermeister, Ernest Scalberg and R. Charles Tschampion.
Item 6. Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James E. Ross, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.
(a)(3) Not applicable
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Select Sector SPDR® Trust

By:	/s/ James E. Ross James E. Ross
President and Principal Executive Officer

Date:	December 5, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James E. Ross James E. Ross
President and Principal Executive Officer

Date:	December 5, 2012

By:	/s/ Chad C. Hallett Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	December 5, 2012